UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant                                  ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material under §240.14a-12
UNITY SOFTWARE INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒        No fee required
☐        Fee paid previously with preliminary materials
☐        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026

Notice of 2026 Annual Meeting of Stockholders & Proxy Statement

PROXY STATEMENT

Unity®

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NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

How to Cast Your
Vote
Vote by Internet
www.proxyvote.com
Vote by Telephone
1-800-690-6903
Vote by Mail
Mail your signed proxy
card
Note for Street Name
Holders:
If you hold your shares
through a broker, bank or
other nominee, you must
instruct your nominee
how to vote the shares
held in your account. The
nominee will give you a
voting instruction form.
Your vote is
important.
Please vote your
shares as soon as
possible.

DEAR STOCKHOLDERS OF UNITY SOFTWARE INC.:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual
Meeting”) of Unity Software Inc., a Delaware corporation (“Unity” or the “Company”) on
Wednesday, May 13, 2026 at 9:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting and will be conducted only via a live audio webcast. You will be able to attend the
Annual Meeting, submit your questions and vote online during the meeting by visiting
www.virtualshareholdermeeting.com/U2026. Online check-in will begin at 8:45 a.m.
Pacific Time. A complete list of record stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day prior to the meeting. If you would like to view the list, please email us at
ir@unity.com.
We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect the three nominees for Class III directors named in the accompanying proxy statement to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
3.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
4.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of
Stockholders. The record date for the Annual Meeting is March 20, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Your vote is important. Regardless of whether you plan to participate in the Annual Meeting, we encourage you to vote via the Internet, by telephone or by mail to ensure you are represented at the Annual Meeting. Instructions for using these voting methods are set forth on the proxy card or the Notice of Internet Availability of Proxy Materials. Please refer to “Questions and Answers About These Proxy Materials and Voting” for instructions on how to register for and attend the Annual Meeting.

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NOTICE OF ANNUAL MEETING

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on
Wednesday, May 13, 2026 at 9:00 a.m. Pacific Time online at www.virtualshareholdermeeting.com/U2026.

The proxy statement and annual report to stockholders are available at www.proxyvote.com
By Order of the Board of Directors,
Rebecca Boyden
Senior Vice President, Chief Legal Officer and Corporate Secretary
Unity Software Inc.
San Francisco, CA
March 27, 2026
TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

PROPOSAL 1 ELECTION OF DIRECTORS	8

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	16
Board Leadership Structure ................................................................................................................................................................	16
Role of the Board in Risk Oversight ..................................................................................................................................................	16
Attendance and Meetings of the Board of Directors .......................................................................................................................	17
Information Regarding Committees of the Board of Directors ......................................................................................................	18
Director Independence ........................................................................................................................................................................	18
Audit Committee ...................................................................................................................................................................................	19
Report of the Audit Committee of the Board of Directors ...............................................................................................................	20
Human Capital and Compensation Committee ...............................................................................................................................	21
Human Capital and Compensation Committee Interlocks and Insider Participation .................................................................	21
Nominating and Corporate Governance Committee .......................................................................................................................	22
Director Nominations ............................................................................................................................................................................	23
Non-Employee Director Compensation ............................................................................................................................................	23
Stockholder Communications with the Board of Directors .............................................................................................................	26
Corporate Governance ........................................................................................................................................................................	27

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
Principal Accountant Fees and Services ..........................................................................................................................................	28
Pre-Approval Policies and Procedures .............................................................................................................................................	28

PROPOSAL 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION	30

EXECUTIVE OFFICERS	31

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	33
Delinquent Section 16(a) Reports ......................................................................................................................................................	35
Securities Authorized for Issuance Under Equity Compensation Plans ......................................................................................	35

COMPENSATION DISCUSSION AND ANALYSIS	37
Overview ................................................................................................................................................................................................	37

Our Fiscal Year 2025 Named Executive Officers ............................................................................................................................	37
Stockholder Engagement in Fiscal Year 2025 .................................................................................................................................	38
Stock-Based Compensation Expense and Dilution ........................................................................................................................	40
New CFO Compensation ....................................................................................................................................................................	41
Recent Fiscal Year 2026 Compensation Decisions ........................................................................................................................	42
Objectives, Philosophy and Elements of Executive Compensation .............................................................................................	42
Executive Compensation Governance ..............................................................................................................................................	44
How We Determine Executive Compensation .................................................................................................................................	44
▪Role of our Human Capital and Compensation Committee, Management and the Board ...........................................	44
▪Role of our Compensation Consultant ..................................................................................................................................	45
▪Role of our Compensation Peer Group .................................................................................................................................	45
Factors Used in Determining Executive Compensation .................................................................................................................	46
Fiscal Year 2025 Executive Compensation Program ......................................................................................................................	46
Other Compensation Policies and Information ................................................................................................................................	53
▪Employee Benefits and Perquisites .......................................................................................................................................	53
▪Stock Ownership and Holding Guidelines ............................................................................................................................	53
▪Clawback Policy .......................................................................................................................................................................	54
▪Insider Trading, Anti-Hedging and Anti-Pledging Policies ..................................................................................................	54
▪Equity Award Grant Practices .................................................................................................................................................	54
▪Tax and Accounting Implications ............................................................................................................................................	54
▪Compensation Risk Assessment ............................................................................................................................................	54
Human Capital and Compensation Committee Report ..................................................................................................................	55
Executive Compensation .....................................................................................................................................................................	56
▪Summary Compensation Table ..............................................................................................................................................	56
▪Grants of Plan-Based Awards in Fiscal Year 2025 ..............................................................................................................	58
▪Outstanding Equity Awards at 2025 Year-End .....................................................................................................................	60
▪Options Exercised and Stock Vested in 2025 ......................................................................................................................	62
▪Pension Benefits .......................................................................................................................................................................	62
▪Nonqualified Deferred Compensation ...................................................................................................................................	62
▪Agreements with Our Named Executive Officers ................................................................................................................	62
▪Potential Payments upon Termination or Change in Control .............................................................................................	65
▪CEO Pay Ratio ..........................................................................................................................................................................	66
▪Pay Versus Performance ........................................................................................................................................................	67

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	71

HOUSEHOLDING OF PROXY MATERIALS	72

OTHER MATTERS	73

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QUESTIONS AND ANSWERS ABOUT
THESE PROXY MATERIALS AND VOTING
UNITY SOFTWARE INC.
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 9:00 A.M. PACIFIC TIME ON WEDNESDAY, MAY 13, 2026
The Board of Directors of Unity Software Inc. (the “Board”) is soliciting your proxy to vote at Unity’s 2026 Annual Meeting of
Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on Wednesday, May 13, 2026 at 9:00 a.m. Pacific Time. The Annual Meeting can be accessed by visiting
www.virtualshareholdermeeting.com/U2026 where you will be able to listen to the meeting live, submit questions and vote online.
You do not need to attend the Annual Meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy. The proxy materials, including this Proxy Statement and our Annual Report, are being distributed and made available on or about March 27, 2026 to stockholders of record as of the close of business on March 20, 2026 (the “Record Date”). As used in this Proxy Statement, references to “we,” “us,” “our,” “Unity” and the “Company” refer to Unity Software Inc. and its subsidiaries.

Q.	Why did I receive a notice regarding the availability of proxy materials on the internet?
A.
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we have sent most stockholders a Notice of Internet
Availability of Proxy Materials (the “Notice”). All stockholders who received a Notice will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.
We provided some of our stockholders, including those who previously requested to receive them, with paper copies of the proxy materials instead of the Notice. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials by signing up to receive all of your future proxy materials electronically.

Q.	How do I attend the Annual Meeting?
A.
The Annual Meeting will be held virtually and will be conducted entirely online via audio webcast to allow greater participation. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/U2026. If you are a stockholder of record, you will be asked to provide the control number from your Notice. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
The audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures.

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QUESTIONS AND ANSWERS

Q.	Where can I get technical assistance?
A.	If you have difficulty accessing the meeting, please call the phone number listed at www.virtualshareholdermeeting.com/U2026.

Q.	For the Annual Meeting, how do I ask questions of management and the Board?
A.
Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/U2026.
During the live Q&A session of the Annual Meeting, we may answer questions as they come in to the extent relevant to the business of the Annual Meeting and as time permits.

Q.	If I miss the Annual Meeting, will there be a replay posted online?
A.	Yes, a replay of the Annual Meeting webcast will be available at our Investor Relations website at investors.unity.com for 60 days following the meeting.

Q.	Who is entitled to vote at the Annual Meeting?
A.
Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. As of the Record Date, there were 436,330,028 shares of common stock outstanding. In deciding all matters at the
Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the
Record Date.
Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company N.A., then you are a stockholder of record with respect to those shares, and the Notice was provided to you directly by
us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote online at the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If your shares are held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice was forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Beneficial owners are also invited to attend the Annual
Meeting. Beneficial owners who did not receive a 16-digit control number from their broker or bank, and who wish to attend the Annual Meeting, should follow the instructions from their broker or bank, including any requirement to obtain a legal proxy. Most brokers or banks allow a beneficial owner to obtain a legal proxy either online or by mail. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use to direct your broker, bank or other nominee how to vote your shares.

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QUESTIONS AND ANSWERS

Q.	How do I vote?
A.
The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record entitled to vote at the Annual Meeting, you may:
•instruct the proxy holder or holders on how to vote your shares by using the internet voting site or the toll-
free telephone number listed on the Notice, 24 hours a day, seven days a week, until 11:59 p.m. Eastern
Time on May 12, 2026 (have the Notice or proxy card ready when you call or visit the website);
•instruct the proxy holder or holders on how to vote your shares by completing and mailing your proxy card to the address indicated on your proxy card (if you received printed proxy materials), which must be received by the time of the Annual Meeting; or
•vote your shares at the Annual Meeting.
To attend and participate in the Annual Meeting, stockholders of record will need to use their control number on their Notice or proxy card to log in to www.virtualshareholdermeeting.com/U2026.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner entitled to vote at the Annual Meeting, you will receive instructions from your broker, bank or other nominee. The instructions from your broker, bank or other nominee will indicate the various methods by which you may vote, including whether internet or telephone voting is available.

Q.	What matters am I voting on?
A.
•The election of the three nominees for Class III directors named herein to serve until our 2029 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal (“Proposal 1”);
•Ratification of the appointment by the Audit Committee of the Board of Ernst & Young LLP as our
independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”); and
•Advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules (“Proposal 3”).

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QUESTIONS AND ANSWERS

Q.	What if another matter is properly brought before the meeting?
A.
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy (each, a “Proxyholder”) to vote on those matters in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy or voting instructions.

Q.	How many votes do I have?
A.	On each matter to be voted upon, you have one vote for each share of Unity common stock you own as of March 20, 2026.

Q.	If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
A.
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For all” of the director nominees in Proposal 1 and “For” each of Proposals 2 and 3. If any other matter is properly presented at the meeting, your Proxyholder will vote your shares using their best judgment.

Q.	If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
A.
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries that are subject to New York Stock Exchange
(“NYSE”) rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1 and 3 are considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

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QUESTIONS AND ANSWERS

Q.	Who is paying for this proxy solicitation?
A.
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone, or by other means of communication.
Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	What does it mean if I receive more than one Notice?
A.
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Q.	Can I change my vote after submitting my proxy?
A.
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet.
•You may send a timely written notice that you are revoking your proxy to Unity Software Inc., Attn:
Corporate Secretary at 116 New Montgomery Street, San Francisco, CA 94105. Such notice will be considered timely if it is received on the business day one week preceding the date of the Annual Meeting.
•You may attend the Annual Meeting and vote online, but attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank as a nominee or other agent, you should follow the instructions and deadlines provided by your broker, bank or other agent to revoke or change your vote.

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QUESTIONS AND ANSWERS

Q.	When are stockholder proposals and director nominations due for next year’s annual meeting?
A.
With respect to proposals to be included in next year’s proxy materials, your proposal must be submitted in writing by November 27, 2026 to Unity Software Inc., Attn: Corporate Secretary, 116 New Montgomery Street,
San Francisco, CA 94105 and comply with all applicable requirements of Rule 14a-8 promulgated under the
Securities Exchange Act of 1934, as amended (the “Exchange Act”).
With respect to proposals (including director nominations) not to be included in next year’s proxy materials pursuant to Rule 14a-8 of the Exchange Act, our amended and restated bylaws (“Bylaws”) provide that your proposal must be submitted in writing between January 13, 2027 and February 12, 2027 to Unity Software Inc.,
Attn: Corporate Secretary, 116 New Montgomery Street, San Francisco, CA 94105 and comply with the requirements in our Bylaws, provided, however, that if our 2027 Annual Meeting of Stockholders is held before
April 13, 2027 or after June 12, 2027, then the proposal must be received by us no earlier than 120 days prior to such annual meeting and no later than the later of (i) 90 days prior to the date of such meeting or (ii) if later than the 90th day prior to such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by us.
You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals, including director nominations.

Q.	What vote is required for adoption or approval of each proposal and how will votes be counted?

A.	Proposal No.	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non- Votes	Board Recom- mendation
	1	Election of the three nominees for Class III directors named in this Proxy Statement to serve until our 2029 annual meeting of stockholders	Plurality of the votes of the shares present at the meeting or represented by proxy duly authorized and entitled to vote generally on the election of directors	For or Withhold	No effect	No effect	For all nominees
	2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026	Majority of the voting power of the shares present at the meeting or represented by proxy duly authorized and entitled to vote on the matter	For, Against or Abstain	Against	Not applicable	For
	3	Advisory approval of the compensation of our named executive officers	Majority of the voting power of the shares present at the meeting or represented by proxy duly authorized and entitled to vote on the matter	For, Against or Abstain	Against	No effect	For

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QUESTIONS AND ANSWERS

Q.	What are “broker non-votes”?
A.
When a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-
routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 and 3 are considered to be “non-routine” under NYSE rules.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Q.	What is the quorum requirement for the meeting?
A.
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of common stock entitled to vote are present at the meeting or represented by proxy. On the Record Date, there were 436,330,028 shares outstanding and entitled to vote. Thus, the holders of 218,165,015 shares must be present by remote communication at the meeting or represented by proxy at the meeting to have a quorum.
Abstentions, withhold votes and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of the voting power of the shares present at the meeting or represented by proxy may adjourn the meeting to another date.

Q.	How can I find out the results of the voting at the Annual Meeting?
A.	Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC after the Annual Meeting.

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PROPOSAL 1
ELECTION OF DIRECTORS
Our Board is divided into three classes, designated as Class I, Class II and Class III, each of which has a three-year staggered term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board determines by resolution that any such vacancies will be filled by the stockholders. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
Our Board presently consists of nine members, with no vacancies. On February 4, 2026, the Board elected Bernard Kim to serve as a Class I director and as a member of the Board’s Nominating and Corporate Governance Committee (“NCGC”),
effective as of May 1, 2026, at which time the authorized size of the Board will automatically be increased to ten members. To more evenly balance membership among the classes of directors, the Board determined to move one of the directors from
Class II (with a term expiring at the 2028 annual meeting of stockholders) to Class I (with a term expiring at the 2027 annual meeting of stockholders). Accordingly, on March 24, 2026, Shlomo Dovrat resigned as a Class II director and was immediately reappointed to the Board as a Class I director. Mr. Dovrat continues to serve on the Company’s Human Capital and
Compensation Committee (“HCCC”). The resignation and reappointment of Mr. Dovrat was effected solely to rebalance the
Board classes, and for all other purposes, including vesting and other compensation matters, Mr. Dovrat’s service on the Board is deemed to have continued uninterrupted.
There are currently four directors in Class III, each of whose term of office expires in 2026, three of whom, Matthew Bromberg,
Keisha Smith and James Whitehurst, are nominated for election at the Annual Meeting. Mary Schmidt Campbell will retire from the Board immediately prior to the Annual Meeting, and upon her departure the number of directors constituting Class III will automatically be reduced to three members and the authorized size of the Board automatically reduced to nine members. If elected at the Annual Meeting, each of the three nominees will serve until the 2029 annual meeting of stockholders and until their successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. All three of the nominees are current directors and, if elected, will continue their roles on the Board. Our NCGC has evaluated each director’s particular experience, qualifications, attributes and skills, and has recommended their respective nominations.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Alternatively, our Board may leave a vacancy on the Board or reduce the size of the Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Our Board believes that each nominee has the experience, qualifications, integrity and understanding of our business and industry required for service on our Board.

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PROPOSAL ONE
DIRECTOR QUALIFICATIONS AND SKILLS
The following table assumes that all nominees for election are elected to our Board, as well as Dr. Campbell’s departure from, and Mr. Kim’s appointment to, the Board.

Qualification / Skill	Number of Directors
CEO Experience	5
Financial Expertise	6
Technical Expertise	1
Software Expertise	5
Product Expertise (Gaming, Adtech, Education, Consumer)	4
HR & Talent	1
Cybersecurity and Privacy	1

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PROPOSAL ONE
CLASS III NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2029
ANNUAL MEETING

Matthew Bromberg

Mr. Bromberg has served as our President and Chief Executive Officer, and member of our Board, since May 2024. Mr. Bromberg previously served as a Senior Advisor to
Blackstone, a global alternative asset manager, from March 2022 until May 2024. He served on the board of directors of Bumble Inc., a public technology company from
July 2020 to June 2025. From 2018 to 2021, he served on the board of directors of
Fitbit, Inc. where he was a member of both the compensation and nominating and governance committees. From August 2016 to November 2021, Mr. Bromberg served as Chief Operating Officer at Zynga Inc., a mobile social game developer. Prior to
Zynga, he held various leadership roles at Electronic Arts Inc., a video game company, including Senior Vice President of Strategy and Operations of the
company’s mobile division and Group General Manager for all BioWare studios worldwide. Earlier in his career, he served as the President and Chief Executive
Officer of Major League Gaming, a professional esports organization. Mr. Bromberg holds a B.A. in English from Cornell University and a J.D. from Harvard Law School.
Mr. Bromberg was selected to serve on our Board because of the perspective and experience he brings as our President and Chief Executive Officer, as well as his experience in the gaming and entertainment industries.

Age: 59
Board Member Since: 2024 Unity President and Chief Executive Officer

Keisha Smith

Since January 2025, Ms. Smith has served as the Executive Vice President and
Chief People & Culture Officer of Four Seasons Hotels and Resorts, a hospitality company. From August 2018 until June 2024, she served as the Chief People Officer of Tory Burch, an American fashion label. From January 2013 until August 2018, she served as Chief Human Resources Officer of News Corporation, a mass media and publishing company. From July 2001 to December 2012, she served in various roles, including as Global Co-Head of Talent Management, at Morgan Stanley, a
multinational investment bank and financial services company. Ms. Smith holds a
B.A. in International Relations from the University of Virginia.
Ms. Smith was selected to serve on our Board because of her leadership experience and expertise in talent development strategy and operations.

Age: 48
Board Member Since: 2021 Committee Service: HCCC and NCGC (Chair)

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PROPOSAL ONE

James M. Whitehurst

Mr. Whitehurst has served as a member of our Board since October 2023. From May
2024 to May 2025, he served as our Executive Chair of the Board and a Senior
Advisor to the Company. Prior to that, he served as our Interim President and Chief
Executive Officer from October 2023 to May 2024. He serves as a Managing Director at Silver Lake, a technology investment firm, a role he has held since May 2024 and where he was previously a Senior Advisor beginning in March 2021.  Mr. Whitehurst also served as the Interim Co-CEO of Qualtrics from October 2025 to February 2026.
Prior to Silver Lake, Mr. Whitehurst served as a Senior Advisor at International
Business Machines Corporation (“IBM”), a global technology company, from July
2021 to May 2022, after serving as President from April 2020 to July 2021 and as
Senior Vice President from July 2019 to April 2020. From January 2008 to April 2020,
he served as Chief Executive Officer of Red Hat, Inc., an open source software company, including through Red Hat’s acquisition by IBM in July 2019. Prior to joining
Red Hat, Mr. Whitehurst held various leadership positions at Delta Air Lines, Inc., a global airline operator, from January 2002 to August 2007, and Boston Consulting
Group, a management consulting firm, from September 1989 to December 2001. Mr.
Whitehurst has served on the Boards of Directors of United Airlines Holdings, Inc., a
publicly traded global airline operator, since March 2016, Amplitude, Inc., a publicly traded digital analytics company, since September 2021, Tanium Inc., a privately-held cybersecurity and systems management company, since January 2022, and
Software AG, a software company traded on a foreign stock exchange, since January
2023. Mr. Whitehurst previously served on the Boards of Directors of multiple publicly traded companies, including Red Hat, from January 2008 to July 2019, SecureWorks
Corp., a cybersecurity company, from April 2016 to April 2019, and DigitalGlobe, Inc., a builder and operator of satellites for digital imaging, from August 2009 to May 2016.
Mr. Whitehurst received a B.A. in Computer Science and Economics from Rice
University and an M.B.A. from Harvard Business School.
Mr. Whitehurst was selected to serve on our Board because of the perspective and experience he brings from serving previously as our Interim President and
Chief Executive Officer, as well as his experience in the technology industry and his experience as an executive and board member at publicly traded companies.

Age: 58
Board Member Since: 2023 Title: Chair of the Board

The Board of Directors recommends a vote “FOR” each named nominee.

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PROPOSAL ONE
CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING

Roelof Botha

Since January 2003, Mr. Botha has served in various positions including most recently as a Partner at Sequoia Capital, a venture capital firm, since 2007. From
March 2000 to June 2003, Mr. Botha served in various positions at PayPal, Inc., a public online payments company, including as Chief Financial Officer. Mr. Botha currently serves on the boards of directors of Block, Inc., a provider of payment processing and financial and marketing services, MongoDB, Inc., a cross-platform database program, Natera, Inc., a genetic testing company, as well as a number of privately-held companies. He previously served on the boards of 23andMe Holding
Co., a personal genetics company, Bird Global, Inc., an electric vehicle ridesharing company, and Eventbrite, Inc., a global platform for live experiences. Mr. Botha holds a B.S. in actuarial science, economics and statistics from the University of Cape
Town and an M.B.A. from the Stanford University Graduate School of Business.
Mr. Botha was selected to serve on our Board due to his knowledge of the technology industry and experience serving on the boards of directors of public companies.

Age: 52
Board Member Since: 2009 Title: Lead Independent Director Committee Service: Audit Committee (“AC”)

Shlomo Dovrat

In 2000, Mr. Dovrat co-founded Viola Group, a technology investment group, and
Viola Ventures, a venture capital firm, where he currently serves as Managing
Partner. He currently serves as a member of the board of directors of Teads Holding
Co., and on the board of several privately held technology companies. Prior to founding Viola, Mr. Dovrat founded and served as CEO of Oshap Technologies and
Teconmatix, Israeli technology companies, both publicly traded and subsequently sold in 1999 and 2005, respectively. Mr. Dovrat served on the board of ironSource prior to its merger with us. Mr. Dovrat has been and continues to be active in various non-governmental organizations and serves as the Chairman of the Aaron Institute for Economic Policy and as Chairman of Pnima, an Israeli social movement. Mr.
Dovrat served as the Chairman of the Israel Democracy Institute from 2009 to 2012, and as the Chairman of the National Taskforce for the Advancement of Education in
Israel from 2003 to 2005.
Mr. Dovrat was selected to serve on our Board because of his experience both investing in and managing companies in the technology industry.

Age: 66
Board Member Since: 2022 Committee Service: HCCC

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PROPOSAL ONE

Bernard Kim (Director Elect)

Mr. Kim served as Chief Executive Officer and a director of Match Group, Inc., a provider of digital technologies, from May 2022 to February 2025. Prior to that, Mr.
Kim served as President of Publishing of Zynga Inc. (“Zynga”), a mobile video game developer, from June 2016 until May 2022, where he oversaw various functions including global marketing, user acquisition, revenue, communications, consumer insights, data science, product management, and mergers and acquisitions. Prior to joining Zynga, Mr. Kim spent nearly 10 years at Electronic Arts Inc. ("EA"), a digital interactive entertainment company, as the company's Senior Vice President of Mobile
Publishing. In that role, he oversaw EA's mobile distribution, strategy, product management, analytics, network engagement, marketing, revenue demand planning, business development, third-party publishing, and mergers and acquisitions. Before joining EA, Mr. Kim served as Director of Sales and Channel Strategy at The Walt
Disney Company, where he led sales and retail for Disney Mobile. Mr. Kim previously served on the board of directors of Five Below, Inc., a specialty value retailer, from
June 2022 to July 2025. Mr. Kim holds an undergraduate degree in both economics and communications from Boston College.
Mr. Kim was selected to serve on our Board because of his senior leadership experience with large-scale, public growing gaming and technology companies, as well as his experience with ad technology and strategic executive oversight of cybersecurity and data privacy policy.

Age: 49
Board Member Since: 2026 Committee Service: NCGC (with effect from May 1, 2026)

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PROPOSAL ONE
CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2028 ANNUAL MEETING

Robynne Daly

Ms. Daly serves on the boards of Ridgeline, Inc. and Lyra Health, Inc., which are privately-held companies, and on the board of trustees of the University of Hawaii
Foundation. From August 2012 until April 2024, Ms. Daly held various positions at
Workday, Inc., a public human resources and financial management software company, including Vice Chair from February 2023, Co-President from February
2018 to February 2023, Chief Financial Officer from April 2016 to January 2022 and
Senior Vice President and Chief Accounting Officer from August 2012 to April 2016.
From June 2009 to August 2012, Ms. Daly served as Chief Accounting Officer and
Corporate Controller at VMware, Inc., a software company. Ms. Daly also previously served as Senior Vice President and Chief Accounting Officer at VeriSign Inc., and
held senior finance positions at Oracle Corporation, Visa Inc., GE Capital, and Ford
Motor Company. Ms. Daly holds a B.A. in economics and accounting from Claremont
McKenna College and an M.B.A. in finance from Golden Gate University.
Ms. Daly was selected to serve on our Board because of her experience working in the software and technology industries and her expertise in finance.

Age: 60
Board Member Since: 2017 Committee Service: AC (Chair)

Egon Durban

Mr. Durban joined Silver Lake, a global technology investment firm, in 1999 as a founding principal and has served as the firm’s Co-Chief Executive Officer and
Managing Partner since December 2019. He also serves on the board of directors of
Dell Technologies Inc., a leader in the global technology industry focused on providing broad and innovative technology solutions for the data and artificial intelligence era, TKO Group Holdings, Inc., a premium sports and entertainment company, and several privately-held companies. Mr. Durban has also served as a director at Endeavor Group Holdings, Inc., an entertainment, sports and media platform, since 2012 and remains a director following it ceasing to be a public company in 2025. Mr. Durban has also served as a director of Motorola Solutions,
Inc., a multinational telecommunications company, from 2015 to 2024, Pivotal
Software, Inc., a software and services company, from 2016 until its acquisition in
2019, Qualtrics International Inc., a customer experience management company since 2021, and remains a director following it ceasing to be a public company in
2023, SecureWorks Corp., an information security services company, from 2015 to
2020, Twitter, Inc., a social networking service, from 2020 to 2022, and VMware, Inc., a software company, from 2016 to 2023. Mr. Durban holds a B.S.B.A in Finance from
Georgetown University.
Mr. Durban was selected to serve on our Board because of his significant knowledge of the technology industry and experience as a director of publicly and privately-held technology companies.

Age: 52
Board Member Since: 2017

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PROPOSAL ONE

Barry Schuler

In 2006, Mr. Schuler co-founded the DFJ Growth Fund, where he currently serves as
Managing Director and Partner. From 1995 to 2002, Mr. Schuler held various roles at
America Online Inc., a web portal and online service provider, including Chairman and Chief Executive Officer. Mr. Schuler serves on the board of a number of privately-held companies. Mr. Schuler holds a B.A. in psychology from Rutgers
University.
Mr. Schuler was selected to serve on our Board due to his knowledge of the technology and entertainment industries, his experience as a chief executive officer, and his experience serving on the boards of directors of fast-growing technology companies.

Age: 72
Board Member Since: 2016 Committee Service: AC, HCCC (Chair)

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INFORMATION REGARDING THE
BOARD OF DIRECTORS AND
CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
At this time, our Board is led by Mr. Whitehurst as Chair, and Mr. Botha as Lead Independent Director.
Our Board maintains the flexibility to determine whether the roles of Chair and Chief Executive Officer should be combined or separated, based on what it believes is in the best interests of the Company at a given point in time. The Board believes that this flexibility is in the best interests of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chair, would not result in better governance or oversight. At this time, the Board believes that Mr.
Whitehurst is best situated to serve as Chair of the Board because he possesses significant knowledge and experience in our industry and a deep understanding of our strategic objectives. Our Board appointed Mr. Botha as the Lead Independent Director to help reinforce the independence of the Board in its oversight of the business and affairs of the Company. The Lead
Independent Director, in collaboration with the Chair, is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings, approve information sent to the
Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to stockholders. In addition, the Lead Independent
Director is empowered to preside over and establish the agendas for meetings of the independent directors and act as liaison between the independent directors and management. The Company believes that having a Lead Independent Director creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether steps management is taking to manage risks are appropriate for the Company.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of our risk management process. Our Board administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Board regularly reviews and discusses with management key strategic and operational risks. We have an enterprise risk management program that is facilitated by our Risk Assurance and Advisory function, which works closely with our Board and senior management to identify, evaluate and assess how the risks are managed. Our Risk Assurance and Advisory function also reports at least annually to the
Audit Committee the results of its annual enterprise risk assessment, including its assessment of the likelihood and severity of identified risks and coordinates cross-functionally on the risk mitigation efforts.
In addition, each Board committee is responsible for overseeing specific areas of risk and reporting regularly to the Board on matters regarding those risks. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. For example, our Audit Committee reviews our annual enterprise risk assessment and provides oversight of the performance of our internal audit function. Our Audit Committee is responsible for overseeing our compliance with regulatory requirements, cybersecurity risk management processes, including oversight of mitigation of risks from cybersecurity threats as well as our privacy risks. Our Nominating and Corporate
Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Nominating and Corporate Governance Committee

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CORPORATE GOVERNANCE
also monitors our environmental and social impact initiatives. Our HCCC assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.
ATTENDANCE AND MEETINGS OF THE BOARD OF DIRECTORS
Our Board met four times during 2025, and our independent directors met at regularly scheduled executive sessions without management present. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the year for which they served as a director or committee member, with the exception of Mr. Durban, who had unavoidable professional conflicts that prevented his attendance at certain of our meetings.
Our policy is to strongly encourage our directors and director nominees to attend the Annual Meeting. Ten of the eleven then-
serving directors attended the 2025 annual meeting of stockholders.

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CORPORATE GOVERNANCE
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
Our Board has three standing committees: an Audit Committee, a Human Capital and Compensation Committee and a
Nominating and Corporate Governance Committee. The table below provides membership and meeting information for the year ended December 31, 2025 for each of the standing Board committees. Messrs. Bromberg, Whitehurst, and Durban do not serve on any committees.

Director	Audit Committee	Human Capital and Compensation Committee	Nominating and Corporate Governance Committee
Roelof Botha (Lead Independent Director)(1)	▪
Mary Schmidt Campbell, Ph.D.(2)			▪
Robynne Daly	▪
Shlomo Dovrat		▪
Barry Schuler	▪	▪
Keisha Smith		▪	▪
Total meetings in the year ended December 31, 2025	7	4	4

▪	Committee Member
▪	Committee Chair
1.As our Lead Independent Director, Mr. Botha presides over executive sessions of the Company’s non-management directors as required under applicable
NYSE listing standards. We expect to appoint Mr. Kim to the Audit Committee, replacing Mr. Botha, and Mr. Botha to the NCGC, with effect from May 1, 2026.
2.Dr. Campbell will retire from the Board immediately prior to the Annual Meeting. Mr. Kim will serve on the NCGC with effect from May 1, 2026.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
DIRECTOR INDEPENDENCE
Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors in accordance with applicable NYSE listing standards. Our Corporate Governance Guidelines define an “independent” director consistent with the NYSE definition of independence. Under our Corporate Governance Guidelines and NYSE listing standards, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Members of the Audit Committee and HCCC are subject to the additional independence requirements of applicable SEC rules and NYSE listing standards.
Our Board annually reviews the independence of each director and nominee. As a result of this review, our Board affirmatively determined that current directors Mr. Botha, Dr. Campbell, Ms. Daly, Mr. Dovrat, Mr. Durban, Mr. Schuler and Ms. Smith, and Mr.
Kim, who will join the Board with effect from May 1, 2026, are “independent” in accordance with NYSE listing standards applicable to boards of directors in general. The Board also determined that former directors David Kostman and Michelle Lee, who left the Board on June 9, 2025, and David Helgason, who left the Board on February 5, 2026, were also independent under such standards during the periods they served as directors. In making this determination, our Board considered the relationships that each non-employee director has with us (if any) and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock of each non-employee director, as well as relationships that our directors may have with our stockholders, customers and vendors.

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CORPORATE GOVERNANCE
AUDIT COMMITTEE
Our Board has determined that each current member of the Audit Committee meets the independence requirements under the applicable rules and regulations of the NYSE and the SEC for membership of the committee, and that Ms. Lee, who served on the Audit Committee until June 2025, was independent under such rules and regulations during her service on the Audit
Committee. Our Board has determined that Ms. Daly and Mr. Botha are each an “audit committee financial expert” within the meaning of SEC regulations, and that each member of the Audit Committee has the requisite financial sophistication required by the applicable NYSE and SEC requirements.

The Board has adopted a written Audit Committee Charter that is available to stockholders on the Company’s website at investors.unity.com.
The primary purpose of our Audit Committee is to discharge the responsibilities of our
Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
•Helping the Board oversee the Company’s corporate accounting and financial reporting processes;
•Managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements and the effectiveness of its internal control over financial reporting;
•Discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the Company’s interim and year-end operating results;
•Developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•Reviewing related party transactions;
•Approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm;
•Assessing and overseeing risks pertaining to the financial, accounting, tax, and data privacy and cybersecurity matters of the Company; and
•Preparing the Audit Committee report that the SEC requires in the Company’s annual proxy statement.

Members kMs. Daly (Chair) kMr. Botha kMr. Schuler

Number of Meetings in 2025 - 7

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CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Our Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management of the Company. Our Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”)
and the SEC. Our Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’
communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the
Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Respectfully submitted by the members of the Audit Committee of the Board:
•Robynne Daly (Chair)
•Roelof Botha
•Barry Schuler
The material in this report shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Exchange Act, or
(iv) subject to the liabilities of Section 18 of the Exchange Act. The report shall not be deemed incorporated by reference into any of our other filings under the
Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent the Company specifically incorporates the report by reference into such filing.

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CORPORATE GOVERNANCE
HUMAN CAPITAL AND COMPENSATION COMMITTEE
Our Board has determined that each member of the HCCC meets the independence and other requirements under the applicable rules and regulations of the NYSE and the SEC for membership of the committee, and is a non-employee director within the meaning of Section 16 of the Exchange Act.

Our Board has adopted a written Human Capital and Compensation Committee Charter that is available to stockholders on our website at investors.unity.com.
The primary purpose of our HCCC is to discharge the responsibilities of our Board in overseeing our compensation policies, plans, and programs, and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our HCCC include:
•Reviewing and approving or recommending to the Board the compensation of the
Chief Executive Officer and other executive officers;
•Reviewing and recommending to the Board the compensation of the directors;
•Administering the Company’s equity incentive plans and other benefit programs;
•Reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for the executive officers and other senior management;
•Reviewing and establishing general policies relating to compensation and benefits of employees, including the Company’s overall compensation philosophy; and
•Providing oversight of other human capital management activities at the Company, including matters relating to headcount, demographics, employee engagement, and talent management and acquisition.

Members kMr. Schuler (Chair) kMr. Dovrat kMs. Smith

Number of Meetings in 2025 - 4

HUMAN CAPITAL AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION
The members of the HCCC are not and have never been officers or employees of the Company. None of the Company’s executive officers currently serves, or during the last year served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or HCCC.

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CORPORATE GOVERNANCE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Board has determined that each member of the NCGC is independent under the listing standards of the NYSE. Mr.
Kostman, who served on the Nominating and Corporate Governance Committee until June 2025, was independent under such standards during his service. Our Board has also determined that Mr. Kim, who will serve on the Board and the NCGC effective
May 1, 2026, is independent under such standards. Dr. Campbell is retiring from the Board and the NCGC effective as of the date of the Annual Meeting.

Our Board has adopted a written Nominating and Corporate Governance Committee
Charter that is available to stockholders on the Company’s website at investors.unity.com.
Specific responsibilities of the NCGC include:
•Identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the
Board;
•Considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;
•Developing and making recommendations to our Board regarding corporate governance guidelines and matters;
•Overseeing periodic evaluations of the Board’s performance, including committees of the Board; and
•Overseeing company practices related to our corporate responsibility, environmental impact, and corporate governance.

Members kMs. Smith (Chair) kDr. Campbell

Number of Meetings in 2025 - 4

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CORPORATE GOVERNANCE
DIRECTOR NOMINATIONS
Our Board seeks as directors individuals of high character and integrity, who have the business experience, professional background, education, skill and other individual qualities and attributes appropriate for the business and operations of the
Company, and who contribute to the total mix of viewpoints and experience represented on the Board. Our NCGC uses a variety of methods to identify and evaluate director nominees. In its evaluation of director candidates, the NCGC considers the current size and composition, organization, and governance of the Board and the needs of the Board and the respective committees of the Board, as well as a candidate’s potential conflicts of interest or other commitments. Some of the qualifications that the
NCGC considers include, without limitation, business experience, diversity of viewpoints, professional background, education, skill and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the
Board. Members of the Board are expected to be able to devote sufficient time and attention to Board matters, including preparing for, attending, and participating in Board and applicable committee meetings. The NCGC may also consider such other factors as it may deem, from time to time, are in the Company’s and its stockholders’ best interests.
The NCGC considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the NCGC may take into account the benefits of diverse viewpoints. Our NCGC also considers applicable laws and regulations, such as NYSE listing rules with respect to independence. After completing its review and evaluation of director candidates, the NCGC recommends to the Board the director nominees for selection.
Our NCGC will consider director candidates recommended by stockholders so long as such recommendations comply with the amended and restated certificate of incorporation, amended and restated bylaws (including the notification, timeliness, consent, and information requirements set forth therein), and applicable laws, rules and regulations, including those promulgated by the
SEC. The NCGC does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a stockholder.
NON-EMPLOYEE DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Our Board reviews non-employee director compensation annually. In February 2026, upon the recommendation of the HCCC, following consultation with Semler Brossy and a competitive market review, the Board approved amendments to our Non-
Employee Director Compensation Policy to modestly increase the value of the annual equity grants for each non-employee director by $30,000, and for each of the Board Chair and Lead Independent Director by $5,000. Non-employee director compensation was last revised in April 2024 to provide for a retainer equity grant for service as non-employee Chair. The most recent changes to non-employee director compensation are intended to ensure that director compensation remains competitive relative to market. Pursuant to this policy, non-employee directors were eligible to receive the compensation described below.
Annual Grant
At the close of business on the date of each annual meeting of stockholders, each non-employee director will automatically be granted an award of restricted stock units (“RSUs”) covering a number of shares of our common stock equal to (i) $285,000 minus such non-employee director’s Cash Election (as defined below), if any, divided by (ii) the closing sales price per share of our common stock on the date of the applicable annual meeting (the “Annual Grant”). Starting in 2026, the amount of this Annual
Grant will increase to $315,000.
Retainer Grant
At the close of business on the date of each annual meeting of stockholders, each non-employee director will automatically be granted an RSU award covering the number of shares of our common stock equal to (i) the Total Retainer (as defined below)
minus such non-employee director’s Cash Election (as defined below), if any, divided by (ii) the closing sales price per share of our common stock on the date of the applicable annual meeting, rounded down to the nearest whole share (the “Retainer
Grant”).

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CORPORATE GOVERNANCE
The “Total Retainer” is the sum of the following retainer fees, as applicable with respect to such non-employee director, measured as of the date of the Retainer Grant:

	Effective in 2025	Effective for 2026
Committee Chair:	$25,000	$25,000
Committee Member:	$10,000	$10,000
Lead Independent Director:	$25,000	$30,000
Non-Employee Chair:	$60,000	$65,000
The Annual Grant and Retainer Grant will fully vest on the earlier of (i) the first anniversary of the applicable grant date and (ii)
the date of the first annual meeting following the applicable grant date, subject to the non-employee director’s continuous service through the vesting date.
Cash Election
Prior to the first day of the calendar year in which the Retainer Grant and Annual Grant are to be made (or, if later, in the case of a New Director (as defined in the Non-Employee Director Compensation Policy), prior to the New Director’s commencement of service), each non-employee director may elect, using such election form as may be provided by the Company, to receive up to
$100,000 of the value of the Annual Grant and any or all of their Retainer Grant in the form of a cash payment (any such amount that is elected, the “Cash Election”).
The Cash Election shall be paid within ten (10) business days following the vesting date of the Annual Grant and Retainer Grant, subject to the non-employee Director’s continuous service through such vesting date. If no election is made by the relevant deadline, then no Cash Election shall be subtracted from the value of the Annual Grant and the Retainer Grant, as applicable.
Initial Grant
In addition, under the Non-Employee Director Compensation Policy each non-employee director elected or appointed to our
Board will automatically, upon the date of his or her initial election or appointment as a non-employee director (or, if such date is not a business day, the first business day thereafter), be granted an RSU award covering the number of shares of our common stock equal to (i) $400,000 divided by (ii) the closing sales price per share of our common stock on the applicable grant date, rounded down to the nearest whole share. Each initial grant will vest in a series of successive equal quarterly installments over the three-year period measured from the applicable grant date, subject to the non-employee director’s continuous service through each vesting date.
Acceleration upon a Change in Control or In the Event of Death
The Non-Employee Director Compensation Policy provides that for each non-employee director who remains in continuous service with us until immediately prior to the closing of a Change in Control (as defined in the 2020 Equity Incentive Plan), the shares subject to his or her then-outstanding equity awards that were granted pursuant to the Non-Employee Director
Compensation Policy, as well as any other then-outstanding equity awards then held by such non-employee director, and any
Cash Election, will become fully vested (and in the case of the Cash Election, payable) immediately prior to the closing of such
Change in Control.
In addition, if a non-employee director’s continuous service terminates because of their death (i) within the first year of continuous service, then 50% of any RSU award held by such non-employee director shall vest and become payable effective as of immediately prior to the effective time of such termination or (ii) on or after the first year of their continuous service, then
100% of any RSU award held by such non-employee director shall vest and become payable effective as of immediately prior to the effective time of such termination (the “Death Benefit”). The Death Benefit only applies to awards outstanding under the
2020 Equity Incentive Plan and not the ironSource Plans. If the non-employee director elected a Cash Election and their continuous service terminates because of their death (i) within the first year of continuous service, then 50% of the Cash

25 à Unity Software à 2026 Proxy Statement

CORPORATE GOVERNANCE
Election shall be paid to their legal representative within ten (10) business days of the effective time of termination or (ii) on or after the first year of their continuous service, then 100% of the Cash Election shall be paid to their legal representative within ten (10) business days of the effective time of termination.
Expenses
We reimburse each non-employee director for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-
person attendance at and participation in board and committee meetings.
Non-Employee Director Compensation
The following table shows for the year ended December 31, 2025, certain information with respect to the compensation of all non-employee directors of the Company. As our President and Chief Executive Officer, Mr. Bromberg does not receive any additional compensation for service on our Board.

Director	Fees Paid in Cash ($)(1)	Stock Awards ($)(2)	Other Compensation ($)	Total ($)

Tomer Bar-Zeev(3)	—	284,993	—	284,993
Roelof Botha	—	319,981	—	319,981
Mary Schmidt Campbell, Ph.D.	110,000	184,996	—	294,996
Robynne Daly	125,000	184,996	—	309,996
Shlomo Dovrat	—	294,976	—	294,976
Egon Durban(4)	100,000	184,996	—	284,996
David Helgason(3)	100,000	184,996	—	284,996
David Kostman(5)	—	—	—	—
Michelle Lee(5)	—	—	—	—
Barry Schuler	—	319,981	—	319,981
Keisha Smith	60,000	259,988	—	319,988
James Whitehurst(4)(6)	—	344,987	53,037	398,024
1.The amounts disclosed represent the amount of any Cash Election (defined above) selected in respect of the Retainer Grants issued upon the closing of the
2025 annual meeting of stockholders.
2.The amounts disclosed represent the aggregate grant date fair value of the RSUs granted to our non-employee directors during 2025 under our 2020 Equity
Incentive Plan, computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31,
2025, which was filed with the SEC on February 11, 2026. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the RSUs, or the sale of any common stock acquired under such RSUs.
3.Amounts shown will not vest because the director resigned from the Board on February 5, 2026, prior to the vesting date.
4.Messrs. Durban and Whitehurst are required to remit the proceeds of any sales of such shares to Silver Lake.
5.Mr. Kostman and Ms. Lee resigned from the Board effective June 9, 2025. They did not receive an award at the 2025 annual meeting of stockholders. Their compensation that was previously disclosed in our 2025 proxy statement vested on June 5, 2025.
6.Other Compensation represents Mr. Whitehurst’s compensation for fiscal year 2025 for service as a Senior Advisor. In May 2024, we entered into a role change agreement with Mr. Whitehurst to transition him from Interim Chief Executive Officer and President to Senior Advisor and Executive Chair of the Board, effective
May 15, 2024. Under the Role Change Agreement, Mr. Whitehurst was entitled to an annualized base salary of $100,000, and was granted 207,211 RSUs, which vested on May 15, 2025. Mr. Whitehurst received compensation for his service on the Board once his employment with the Company ended in May 2025 and he transitioned from Senior Advisor and Executive Chair of the Board to Chair of the Board.

26 à Unity Software à 2026 Proxy Statement

CORPORATE GOVERNANCE
As of December 31, 2025, each individual who served as a non-employee director during 2025 held the following aggregate number of shares subject to outstanding option awards and stock awards:

Director	Number of Shares Subject to Outstanding Options	Number of Shares Subject to Outstanding RSUs

Tomer Bar-Zeev	981,114	11,762
Roelof Botha	—	13,206
Mary Schmidt Campbell, Ph.D.	—	7,635
Robynne Daly	29,753	7,635
Shlomo Dovrat	—	12,174
Egon Durban	—	7,635
David Helgason	—	7,635
David Kostman	—	—
Michelle Lee	—	—
Barry Schuler	—	13,206
Keisha Smith	—	10,730
James Whitehurst	—	14,238
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.
Interested parties wishing to communicate with non-management members of our Board may do so by writing and mailing the correspondence to Corporate Secretary, Unity Software Inc., 116 New Montgomery Street, San Francisco, CA 94105. Each
communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the class and number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.
Our legal department, in consultation with appropriate members of our Board as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our
Board, or if none are specified, to the Chair of our Board. Communications are distributed to our Board, or to any individual director as appropriate depending on the facts and circumstances outlined in the communication. The purpose of this screening is to allow our Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent directors. Every effort has been made to ensure that the views of stockholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

27 à Unity Software à 2026 Proxy Statement

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
Code of Ethics
We have adopted the Unity Software Inc. Global Code of Conduct and Ethics that applies to all officers, directors and employees. The Global Code of Conduct and Ethics is available on our website at investors.unity.com. If we make any substantive amendments to the Global Code of Conduct and Ethics or grant any waiver from a provision of it to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Corporate Governance Guidelines
Our Board has documented our governance practices by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive
Officer performance evaluation and succession planning, and board committees and compensation. Our Corporate Governance
Guidelines, as well as the charters for each committee of the Board, may be viewed at investors.unity.com.
Restrictions on Transactions Involving Our Securities
We are committed to compliance with applicable laws, rules and regulations around the trading of our securities. As part of this commitment, we adopted our Insider Trading Policy governing the purchase, sale, and/or other transactions in our securities by our directors, officers, employees and agents (such as consultants and contractors), including those of our subsidiaries. Our
Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
In addition, our Insider Trading Policy prohibits directors, officers, employees and other related individuals from engaging in derivative securities or hedging transactions, including prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset any decrease in the market value of our securities and the risks associated with holding our common stock. Our Insider Trading Policy also prohibits trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options and other compensatory equity awards issued by us), as well as using or pledging our common stock as collateral for loans or holding our common stock in margin accounts.
A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December
31, 2025.

28 à Unity Software à 2026 Proxy Statement

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the year ending December 31, 2026 and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited our financial statements since the year ended December 31, 2018. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young as our independent registered public accounting firm. However, our Audit Committee is submitting the appointment of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the years ended December 31, 2024 and 2025, by
Ernst & Young, the Company’s principal independent public accounting firm.

	Year Ended (in thousands)
	2024 ($)	2025 ($)
Audit Fees(1)	7,654	7,178
Total Fees	7,654	7,178
1.Consists of fees in connection with the audit of our annual consolidated financial statements and audit of internal control over financial reporting, reviews of our quarterly consolidated financial statements, and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those years.
All fees described above were pre-approved by the Audit Committee.
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and permissible non-audit services rendered by our independent registered public accounting firm, Ernst & Young. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and non-prohibited other non-audit services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services is delegated to the Chairperson of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

29 à Unity Software à 2026 Proxy Statement

PROPOSAL TWO
Our Audit Committee has determined that the rendering of services other than audit services by Ernst & Young is compatible with maintaining the principal accounting firm’s independence.

The Board of Directors recommends a vote “FOR” Proposal 2.

30 à Unity Software à 2026 Proxy Statement

PROPOSAL 3
ADVISORY VOTE ON
EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the
Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’
interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead Unity successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the HCCC intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the
Company’s named executive officers, the next scheduled say-on-pay vote will be at the 2027 annual meeting of stockholders.

The Board of Directors recommends a vote “FOR” Proposal 3.

31 à Unity Software à 2026 Proxy Statement

EXECUTIVE OFFICERS
EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our executive officers as of March 27, 2026. Mr. Bromberg also serves on our Board.

Name	Age	Position
Matthew Bromberg	59	President and Chief Executive Officer
Jarrod Yahes	50	Senior Vice President, Chief Financial Officer
Alexander Blum	63	Senior Vice President, Chief Operating Officer
Rebecca Boyden	51	Senior Vice President, Chief Legal Officer and Corporate Secretary

Matthew Bromberg	à	Biographical information for Mr. Bromberg is included above with the director biographies under the caption “Class III Nominees For Election For A Three-Year Term Expiring at the 2029 Annual Meeting.”

Title: President and Chief Executive Officer

Jarrod Yahes	à
Mr. Yahes has served as our Senior Vice President, Chief Financial Officer since
January 2025. From December 2019 until December 2024, Mr. Yahes served as the
Chief Financial Officer of Shutterstock, a global creative platform. Prior to joining
Shutterstock, Mr. Yahes served as Chief Financial Officer at Zeta Global, a marketing technology company, from October 2016 to November 2019, Chief Financial Officer at
Jackson Hewitt Tax Service, Inc., a provider of tax preparation services, from April 2015 to October 2016, and served in multiple capacities at ExlService Holdings, a business process solutions company, from February 2005 to April 2015, advancing to Senior Vice
President, Controller. Mr. Yahes earned a B.S. in applied economics from Cornell
University and an M.B.A. from the University of California at Berkeley.

Title: Senior Vice President, Chief Financial Officer

32 à Unity Software à 2026 Proxy Statement

EXECUTIVE OFFICERS

Alexander Blum	à
Mr. Blum has served as our Senior Vice President, Chief Operating Officer since
November 2024 and prior to that, as our Senior Vice President, Corporate Development since July 2024. Prior to joining Unity, Mr. Blum was an investor and advisor to a variety of privately held technology companies across numerous high growth sectors. Most recently, from January 2015 until April 2021, he served as the Executive Chairman of
Tru Optik, a connected television advertising data management platform, prior to its acquisition by TransUnion. Prior to that, Mr. Blum held several roles at AOL, a web portal and online service provider, including as the Vice President of Product for AOL’s
Audience Business. Mr. Blum holds a B.S. degree in Mechanical Engineering from the
University of Colorado, Boulder and an M.B.A. from Seattle University.

Title: Senior Vice President, Chief Operating Officer

Rebecca Boyden	à
Ms. Boyden has served as our Senior Vice President, Chief Legal Officer and
Corporate Secretary since November 2025. From February 2023 to May 2024, Ms.
Boyden served as the Chief Legal Officer, and from May 2024 to August 2025 as the
Chief Legal Officer and Chief Administrative Officer of Vacasa, Inc., a vacation rental management platform. Prior to joining Vacasa, Inc., Ms. Boyden served as the Vice
President, General Counsel of Cerebras Systems Inc., an AI infrastructure company, from June 2021 to February 2023, and in various roles at Broadcom, Inc., a provider of semiconductor and infrastructure software solutions, from August 2009 to June 2021 including most recently as Vice President Finance/Capital Markets, leading the strategic treasury function, and as Deputy General Counsel prior to that. Ms. Boyden holds an
LLB from the University of Bristol and a LLM from the University of Pennsylvania.

Title: Senior Vice President, Chief Legal Officer and Corporate Secretary
Each executive officer serves at the discretion of our Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

33 à Unity Software à 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of March 16, 2026 by: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our current executive officers and directors as a group; and
(iv) all those known by us to be beneficial owners of more than five percent of our common stock.
The information provided in the table is based on our records, information filed with the SEC, and information provided to us. For our 5% stockholders, to the extent we did not have more recent information, we relied upon such stockholders’ most recent filing with the SEC pursuant to Section 13(g) of the Exchange Act as noted below. We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 436,326,389 shares of our common stock outstanding as of March 16, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of common stock subject to shares held by the person that are currently exercisable or exercisable (or issuable upon vesting of RSUs) within 60 days of March 16, 2026. However, we did not deem such shares outstanding for purposes of computing the percentage ownership of any other person.

	Beneficial Ownership
Name of Beneficial Owner	Shares	%
5% Stockholders
Entities affiliated with Silver Lake(1)(2)	34,735,404	8.0
Entities affiliated with Sequoia Capital(1)(3)	31,920,048	7.3
The Vanguard Group(4)	32,964,521	7.6
Directors and Named Executive Officers
Matthew Bromberg(5)	1,314,641	*
Jarrod Yahes	26,444	*
Alexander Blum(6)	250,135	*
Anirma Gupta(7)	275,385	*
Felix Thé(8)	202,951	*
Roelof Botha(9)	608,794	*
Mary Schmidt Campbell, Ph.D.(10)	45,739	*
Robynne Daly(11)	47,881	*
Shlomo Dovrat(12)	208,598	*
Egon Durban(13)	195,124	*
Bernard Kim(14)	24,500	*
Barry Schuler(15)	344,462	*
Keisha Smith(16)	40,114	*
James M. Whitehurst(17)	254,549	*
All directors and current executive officers as a group (13 persons)(18)	3,360,981	*

34 à Unity Software à 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
*Represents beneficial ownership of less than 1%.
1.This table does not include 19,225,442 and 1,227,156 shares issuable to Silver Lake and Sequoia Capital, respectively, upon conversion of the 2027 Notes
(defined below). The 2027 Notes are convertible into cash, shares of our common stock, or a combination of cash and shares of our common stock, at our election, at an initial conversion rate (subject to customary adjustments) of 20.4526 shares of common stock per $1,000 principal amount of the 2027 Notes, which is equivalent to an initial conversion price of approximately $48.89 per share of our common stock. If converted, the 2027 Notes would be settled in a combination of cash and stock, whereby amounts due in excess of the principal amount of the 2027 Notes, if any, shall be settled by a delivery of shares of common stock. As of March 16, 2026, if the 2027 Notes had been converted there would be no shares of common stock deliverable to Silver Lake or Sequoia
Capital.
2.This information is as of June 11, 2025 and is based on a Form 4 filed with the SEC on June 13, 2025 by Silver Lake Technology Associates IV, L.P. (“SLTA IV”).
Consists of (i) 19,943,044 shares held by Silver Lake Partners IV, L.P. (“SLP IV”); (ii) 369,692 shares held by Silver Lake Technology Investors IV (Delaware II),
L.P. (“SLTI IV”); and (iii) 14,422,668 shares held by SLP Union Aggregator, L.P. (“SLP Union”). The general partner of SLP Union is SLP Union GP, L.L.C. (“SLP
Union GP”). SLTA IV is the general partner of each of SLP IV and SLTI IV and is the managing member of SLP Union GP. The general partner of SLTA IV is
SLTA IV (GP), L.L.C. (“SLTA IV GP”). The managing member of SLTA IV GP is SLG. As a result, SLP IV has shared voting and dispositive power over
19,943,044 of the shares, SLTI IV has shared voting and dispositive power over 369,692 of the shares, SLP Union has shared voting and dispositive power over
14,422,668 of the shares, SLP Union GP has shared voting and dispositive power over 14,422,668 of the shares, SLTA IV has shared voting and dispositive power over 34,735,404 of the shares, SLTA IV GP has shared voting and dispositive power over 34,735,404 of the shares and SLG has shared voting and dispositive power over 34,735,404 of the shares. The address of each of these entities is 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.
3.This information is as of December 31, 2025 and is based on a Schedule 13G/A filed with the SEC on February 13, 2026. Consists of: (i) 28,746,492 shares held by Sequoia Capital Fund, LP (“SCF”); and (ii) 3,173,556 shares held by Sequoia Capital Fund Parallel, LLC (“SCFP”). SC US (TTGP), Ltd. is the general partner of Sequoia Capital Fund Management, L.P., which is the general partner of Sequoia Capital Fund, LP (SCF) and the managing member Sequoia Capital Fund
Parallel, LLC (SCFP). As a result, SC US (TTGP), Ltd. may be deemed to share voting and dispositive power with respect to the shares held by SCF and SCFP.
Mr. Botha expressly disclaims beneficial ownership of the shares held by the Sequoia Capital entities. The address for each of these entities is 2800 Sand Hill
Road, Suite 101, Menlo Park, California 94025.
4.This information is as of March 31, 2025 and is based on a Schedule 13G/A filed with the SEC on April 30, 2025. The Vanguard Group, as an investment advisor, has shared voting power over 121,071 of the shares, sole dispositive power over 32,487,101 of the shares, and shared dispositive power over 477,420 of the shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
5.Consists of (i) 175,627 shares held by Mr. Bromberg; (ii) 259,014 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March
16, 2026; and (iii) 880,000 shares subject to options that are exercisable within 60 days of March 16, 2026.
6.Consists of (i) 65,247 shares held by Mr. Blum; and (ii) 184,888 shares subject to options that are exercisable within 60 days of March 16, 2026.
7.Consists of (i) 239,734 shares held by the Gupta Family Trust dated 12/19/2000, a revocable trust of which Ms. Gupta and her spouse are co-trustees and sole beneficiaries; and (ii) 35,651 shares subject to options that are exercisable within 60 days of March 16, 2026.
8.Consists of (i) 91,701 shares held by Mr. Thé; and (ii) 111,250 shares subject to options that are exercisable within 60 days of March 16, 2026.
9.Consists of (i) 51,883 shares held by Mr. Botha; (ii) 543,705 shares held by an estate planning vehicle for the benefit of Mr. Botha over which he exercises sole voting and dispositive power; and (iii) 13,206 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March 16, 2026.
10.Consists of (i) 36,600 shares held by Dr. Campbell; (ii) 1,504 shares held by a trust for the benefit of Dr. Campbell over which she exercises sole voting and dispositive power; and (iii) 7,635 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March 16, 2026.
11.Consists of (i) 10,493 shares held by Ms. Daly; (ii) 29,753 shares subject to options that are exercisable within 60 days of March 16, 2026; and (iii) 7,635 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March 16, 2026.
12.Consists of (i) 37,335 shares held by Mr. Dovrat; (ii) 159,089 shares held by Y.T.D. Dovrat Investments Ltd over which Mr. Dovrat exercises sole voting and dispositive power; and (iii) 12,174 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March 16, 2026.
13.Consists of (i) 139,874 shares held by Mr. Durban; (ii) 4,818 shares held by a trust for the benefit of certain of Mr. Durban’s family members over which Mr.
Durban may be deemed to have shared beneficial ownership; and (iii) 42,797 shares held by Mr. Durban for the benefit of Silver Lake. (iv) 7,635 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March 16, 2026.
14.On February 4, 2026, the Board elected Mr. Kim to serve as a Class I director, effective as of May 1, 2026.
15.Consists of (i) 33,607 shares held by Mr. Schuler; (ii) 29,445 shares held by the Barry M Schuler TR UA 4/20/18 Barry M Schuler Revocable Trust of which Mr.
Schuler is trustee, and over which Mr. Schuler has sole voting and dispositive power; (iii) 268,204 shares held by The Meteor Group, LLC, of which Mr. Schuler serves as a director and over which Mr. Schuler has sole voting and dispositive power; and (iv) 13,206 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March 16, 2026.
16.Consists of (i) 29,384 shares held by Ms. Smith; and (ii) 10,730 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of March
16, 2026.
17.Consists of (i) 240,311 shares held by Mr. Whitehurst; and (ii) 14,238 shares issuable pursuant to RSUs that are expected to vest and settle within 60 days of
March 16, 2026.
18.Consists of 3,360,981 shares beneficially owned by our current executive officers and directors, including: (i) 345,473 shares issuable pursuant to RSUs that will vest and settle within 60 days of March 16, 2026; and (ii) 1,094,641 shares subject to options exercisable within 60 days of March 16, 2026.

35 à Unity Software à 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Exchange Act, each of our directors, officers and beneficial owners of 10% or more of our common stock (“Reporting Persons”), are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our common stock. Based solely on our review of such forms received and the written representations of the Reporting Persons, we have determined that no Reporting Persons known to us were delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Exchange Act.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of
December 31, 2025.
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b) ($)(1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)

Equity compensation plans approved by security holders(2)	32,011,793	24.81	68,193,506	(3)
Equity compensation plans not approved by security holders(4)(5)	5,608,368	26.90	10,935,426
Total(6)	37,620,161		79,128,932
1.The weighted-average exercise price excludes RSU and PSU awards, which have no exercise price.
2.Includes the following plans: our 2009 Stock Plan, 2019 Stock Plan, 2020 Equity Incentive Plan (the “2020 Plan”) and 2020 Employee Stock Purchase Plan (the
“2020 ESPP”). Our 2020 ESPP has been suspended, effective as of March 2, 2026.
3.Excludes 10,821,493 shares that were added to our 2020 Plan on January 1, 2026. Our 2020 Plan provides that the total number of shares of common stock reserved for issuance under the 2020 Plan will automatically increase on January 1st of each year, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year, or a lesser number of shares determined by our Board prior to the date of such increase. Includes 18,670,574 shares available for issuance under our 2020 ESPP, which was suspended, effective as of March 2, 2026.
4.In connection with our acquisition of ironSource Ltd. (“ironSource”) pursuant to the Agreement and Plan of Merger, dated July 13, 2022 (the “Merger Agreement”)
governing our acquisition of ironSource (the “ironSource Merger”), (1) we assumed the ironSource 2013 Share Incentive Plan (the “2013 ironSource Plan”) and the ironSource 2021 Share Incentive Plan (the “2021 ironSource Plan” and together with the 2013 ironSource Plan, the “ironSource Plans”) and (2) we assumed certain options to purchase ironSource ordinary shares and restricted share units in respect of ironSource ordinary shares that were outstanding under the
ironSource Plans immediately prior to the ironSource Merger, and such awards were converted into options to purchase Unity common stock and restricted stock units in respect of shares of Unity common stock, respectively. The “Equity compensation plans not approved by security holders” row above shows aggregated share reserve information for the assumed awards.
In November 2022 we amended and restated the 2021 ironSource Plan and renamed it the Unity Software Inc. ironSource Share Incentive Plan (as so amended, the “2021 Share Incentive Plan”). The 2021 Share Incentive Plan provides for the issuance of up to (i) 1,361,808 shares of our common stock pursuant to options, restricted stock, RSUs, and other stock-based awards to certain employees and consultants, plus (ii) on January 1 of each calendar year beginning on January 1, 2023 and ending on January 1, 2030, a number of shares equal to the lesser of (a) 5,603,453 shares, which was 5% of the total number of ordinary shares of ironSource outstanding immediately prior to the ironSource Merger (as multiplied by the exchange ratio defined under the Merger
Agreement) and (b) an amount determined by the Board prior to the January 1 increase for the particular year, subject to certain adjustments. The 2021 Share
Incentive Plan has not been approved by Unity’s stockholders. In accordance with NYSE rules, eligible employees include those who (i) were not employed by or otherwise providing services to Unity or its affiliates (other than ironSource and its subsidiaries) at or prior to the time of the ironSource Merger and (ii) are employed by us or our affiliates; provided that service solely as a director or payment of director’s service fees will not cause a director to be considered an eligible employee.
We do not intend to grant future awards under the 2013 ironSource Plan; however, its terms continue to govern outstanding awards issued  thereunder.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Please see Part II, Item 8 titled “Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the fiscal year ended December 31,
2025, including Note 12, “Stock-Based Compensation” of the Notes to Consolidated Financial Statements, for further information regarding our equity compensation plans and awards.
5.Our HCCC approved no increase for the 2021 Share Incentive Plan for 2026.
6.The shares of common stock underlying any awards that are forfeited, cancelled, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under our (i) 2020 Plan, 2009 Stock Plan and 2019 Stock Plan or (ii) 2021 Share Incentive Plan or 2013
ironSource Plan will be added back to the shares of common stock available for issuance under our 2020 Plan and 2021 Share Incentive Plan, respectively.

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COMPENSATION DISCUSSION AND
ANALYSIS
OVERVIEW
Unity’s approach to executive compensation is grounded in our mission to attract, retain, and motivate a skilled and innovative executive team in a competitive talent market. As a leader in creating and growing games and interactive experiences, Unity operates in a highly dynamic and specialized market environment where exceptional talent is critical to executing our ambitious strategies. Our executive compensation program is designed to support this mission, ensuring we remain highly competitive within the broader technology sector as well as with high-growth companies and established peers.
During 2025, Unity continued to have significant leadership transitions and organizational changes, including the appointment of a new Chief Financial Officer, the departure of the Chief Legal Officer, the elevation of internal leaders into critical roles and the hiring of additional key employees to strengthen the leadership team. Amidst these changes, Unity continued to prioritize innovation, execution, and long-term value creation for our stockholders. As we transition into this new phase of leadership, the
HCCC’s focus is on balancing growth-oriented compensation strategies with judicious management of dilution and stock-based compensation expense, and effectively aligning equity compensation with stockholder interests.
The HCCC also remains committed to driving pay-for-performance alignment, accountability, and sustainable stockholder value creation, which is reflected in our 2025 executive compensation program. Most notably, in 2025 we included long-term performance-based equity compensation in our annual executive equity compensation framework for the first time, in the form of performance stock units (“PSUs”). This shift reflected a milestone in the evolution and maturation of Unity’s public company compensation strategy and underscores our commitment to reward executives when rigorous, measurable performance objectives are achieved.
This Compensation Discussion and Analysis discusses our executive compensation philosophy, design, objectives and policies that guided the HCCC’s compensation decisions for the year ending December 31, 2025.
OUR FISCAL YEAR 2025 NAMED EXECUTIVE OFFICERS
Our named executive officers (“NEOs”) for 2025 were as follows:

Name	Position(s)
Matthew Bromberg	President and Chief Executive Officer
Jarrod Yahes(1)	Senior Vice President, Chief Financial Officer
Alexander Blum	Senior Vice President, Chief Operating Officer
Anirma Gupta(2)	Former Senior Vice President, Chief Legal Officer and Corporate Secretary
Felix Thé(3)	Senior Vice President, Chief AI Officer and Product and Technology, Grow
1.Mr. Yahes has served as our Senior Vice President, Chief Financial Officer since January 2025. For a description of the new-hire arrangements we entered into with Mr. Yahes, please see “New CFO Compensation” below.
2.Ms. Gupta ceased serving as Senior Vice President, Chief Legal Officer (“CLO”) and Corporate Secretary in November 2025 and is currently serving as our
Strategic Legal Advisor until her scheduled departure from the Company on May 15, 2026. For a description of the transition agreement we entered into with Ms.
Gupta, please see “Agreements with Our Named Executive Officers—Resignation and Transition Agreement with Anirma Gupta” below.
3.Due to organizational restructuring, Mr. Thé ceased to be an executive officer in March 2025, although he continues to be employed by the Company in his role as
Senior Vice President, Chief AI Officer and Product and Technology, Grow.

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EXECUTIVE COMPENSATION
STOCKHOLDER ENGAGEMENT IN FISCAL YEAR 2025
Our Board values open and ongoing engagement with our stockholders to better understand their perspectives on a variety of topics, including executive compensation, succession planning, risk oversight and corporate responsibility. At our 2025 annual meeting of stockholders, we held an advisory vote on the compensation of our NEOs (“Say-on-Pay”) for 2024, which received approximately 44% support. The Board and the HCCC recognize this outcome as a clear mandate for change and a significant signal of stockholder dissatisfaction. In response to this result and at the direction of our Board, we conducted a comprehensive engagement program with our institutional investors to understand their concerns and inform substantive structural and policy enhancements. These discussions were led by our Senior Vice President, Chief Financial Officer and our Head of Investor
Relations, with the Chair of the HCCC joining upon request. This effort supplemented the ongoing communications between our management and stockholders, as well as the outreach to stockholders prior to and in connection with our 2025 annual meeting of stockholders. Our goals were to understand better the priorities and concerns of our stockholders and lay the foundation for sustained, long-term stockholder engagement.
In general, our stockholders understood that fiscal years 2024 and 2025 were years of extraordinary and transformational change at the Company that resulted in the intentional, and almost total, restructuring and streamlining of the Company’s executive team and the exits of a significant number of executives. In addition to the feedback noted in the chart below under the heading “What We Heard,” stockholders expressed appreciation of our outreach efforts and acknowledged our responsiveness to the results of our 2025 annual meeting. The feedback was presented to our HCCC and Board.
After careful consideration and deliberation, taking into account the discussions with our stockholders following our 2024 and
2025 annual meetings of stockholders, and in light of the results of our 2025 Say-on-Pay vote, the HCCC modified several key elements of our executive compensation program as shown in the table below.

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EXECUTIVE COMPENSATION

What We Heard	What We Did (Actionable, Responsive Changes)
Enhanced Pay-for- Performance and Award Design Stockholders sought stronger multi-year alignment, citing the magnitude of the CEO new-hire award and a lack of performance metrics in NEO grants.
Increased Performance-Based Equity Weighting: Following our transition in 2025 for our annual equity grant cycle from 100% time-based vesting awards to a mix of performance and time-based awards consisting 25% of PSUs and 75% of time-based vesting restricted stock units (“RSUs”) for our NEOs, we engaged in extensive stockholder outreach to address the 2025 Say-on-Pay results.
Stockholders affirmed that increasing PSU weighting was a key priority for aligning executive pay with value creation. In direct response to this feedback and in fulfillment of our prior commitment, the HCCC significantly increased the performance-based component of the annual equity grants to our senior executives to an equal weighting of 50% PSUs and 50% RSUs. PSUs cliff vest at the end of a three-year performance period, and the number of shares that vest is based on the average of the attainment of annual performance metrics for each year within that three-year performance period.
New Equity Performance Metric: In 2025, we adopted total revenue, and a new metric, Adjusted
EBITDA Less Stock-Based Compensation Expense Margin (“Adjusted EBITDA Less SBC Margin,”
as defined below under “Objectives, Philosophy and Elements of Executive Compensation”) as the
performance metrics for the PSUs. These metrics directly link executive compensation to the attainment of specific financial goals that benefit all stockholders, while Adjusted EBITDA Less SBC
Margin encourages the prudent stewardship of the Company’s equity program by making executives specifically accountable for the impact of stock-based compensation (“SBC”) on profitability. The adoption of this metric was designed, in part, to address stockholder concerns over dilution and SBC expense.
Significantly Enhanced Performance Rigor and Stretch Goals: For PSUs awarded in 2026, which were weighted at 50% of the total value of annual equity awards granted to senior executives
(discussed above), we increased the maximum number of units that can be earned under the PSUs to 200% of target to incentivize strong financial performance and align with competitive peer practices. The maximum 200% payout can be achieved only upon the attainment of “stretch” targets that significantly exceed our baseline financial plan, thereby ensuring that maximum payouts are only earned when management delivers exceptional financial results that benefit our stockholders and which directly account for the cost of equity and dilution.

Dilution and Equity
Plan Management
Stockholders expressed
concern regarding
historic dilution and SBC
levels as well as the
potential dilutive impact
of the automatic annual,
or evergreen, increases
of the share reserves in
our equity plans.

Continued Judicious Management: Our commitment to equity discipline has driven a material reduction in dilution and SBC expense. In 2025, our SBC decreased from 33% of total revenue in
2024 to 21% of total revenue in 2025, in line with our compensation peer group of companies.
ESPP Suspended: In September 2025, we suspended our 2020 ESPP, effective March 2, 2026, and we also suspended its related automatic annual share reserve increase or “evergreen”
provision beginning in 2026, to further mitigate dilution and SBC expense.
Equity Incentive Plan Evergreen Reduction: The 2020 Plan and the 2021 Share Incentive Plan
each provide for automatic annual evergreen increases of 5% of total shares outstanding as of year end. In December 2025, the Board approved a reduced evergreen increase under the 2020 Plan of
2.5% of the total shares outstanding as of year end, representing half of the default evergreen amount provided for in the 2020 Plan and determined there would be no evergreen increase under the 2021 Share Incentive Plan.

Severance and Transition Practices Feedback identified the application of severance benefits following apparent voluntary executive departures as an undesirable practice.
Following the transition of our Former CLO in November 2025, in early 2026, the HCCC conducted an independent review of our executive severance benefits and executive separation practices. This review indicated that our executive severance benefits are broadly in line with those of our compensation peer group of companies.
Resolution of Termination Benefits: Going forward, we do not intend to provide separation benefits for terminations of executive employment classified as voluntary exits, consistent with market best practices and will provide severance benefits in accordance with our Executive
Severance Plan for terminations of executive employment classified as involuntary exits. We will continue to provide clear, robust disclosure regarding the circumstances of executive departures and the specific rationale for any associated payments.

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EXECUTIVE COMPENSATION
We believe these actions demonstrate a high degree of responsiveness to the concerns conveyed to us by the stockholders, while also tailoring our compensation policies and practices to the needs of the Company during a critical transformation period.
Our Board and the HCCC remain committed to maintaining an open, transparent, and proactive dialogue with our stockholders to ensure our executive compensation framework remains unequivocally focused on delivering sustainable, long-term growth and value creation for our stockholders, while prudently managing dilution and SBC expense. We intend to continue reviewing our compensation and governance practices as our Company matures.
STOCK-BASED COMPENSATION EXPENSE AND DILUTION
Our HCCC and Board strive to thoughtfully manage long-term stockholder dilution, equity incentive plan burn rate, stock-based compensation (SBC) expense and stock-based compensation while maintaining our ability to attract, reward and retain key talent. In 2025, we implemented several changes to our equity compensation program to reduce our burn rate and directly align executive pay with the disciplined management of SBC expense.
•In the second quarter of 2025, we (i) ceased awarding stock options to all employees, including executive officers, and (ii)
introduced grants of PSUs to our executive officers that will only be earned and vest if specified financial targets are achieved. This shift reduces the high share usage and burn rate associated with the utilization of options, in favor of full-
value awards typically consisting of fewer shares, while also placing a significant portion of those shares at risk through the utilization of rigorous performance conditions.
•Adjusted EBITDA Less SBC Margin was adopted as one of two performance metrics for our PSUs. This means that as
SBC expense increases, the likelihood that the PSU performance targets are achieved decreases, which is intended to drive management discipline and accountability for our broader employee equity programs.
•The Board, upon the recommendation of the HCCC, exercised its discretion to limit the automatic evergreen increases of the share plan reserves available for grant under our equity plans. For 2026, the Board reduced the evergreen increase from 5% to 2.5% of outstanding shares for our 2020 Plan, and did not approve any evergreen increase for the 2021 Share
Incentive Plan to take effect. The evergreen increase for the ESPP was suspended, beginning in 2026, in connection with the suspension of the ESPP
•To further mitigate dilution, the HCCC approved the suspension of our 2020 ESPP, effective March 2, 2026, and its related evergreen provision. This decision eliminates a source of recurring share issuance, allowing us to prioritize our equity awards for high-impact incentive programs.
These structural changes have led to a sustained reduction in our equity usage.
1 Net Burn Rate is calculated as the Gross Burn Rate less shares returned to the plan through forfeitures, cancellations, and expirations during the fiscal year. Gross
Burn Rate is calculated as the total number of shares subject to equity awards granted during the fiscal year, divided by our fully diluted common shares outstanding as of January 1st of the respective year.

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EXECUTIVE COMPENSATION
As illustrated in the chart below, our Net Burn Rate1 declined significantly from 2023, while SBC as a percentage of total revenue continues to trend downward. This aligns us with, or positions us below, our compensation peer group medians and supports our focus on expense management and profitable growth.
NEW CFO COMPENSATION
Following an extensive candidate search and interview process, in a highly competitive market, our Board appointed Jarrod
Yahes as our Senior Vice President, Chief Financial Officer effective January 2025, in light of his deep financial expertise, spanning over 25 years, and proven track record of accelerating growth and driving operational excellence.
We entered into a letter agreement with Mr. Yahes that provided the following compensation arrangements in connection with his hire:
•Annual base salary of $525,000 and target annual bonus opportunity of 75% of annual base salary;
•Initial award of RSUs with a notional value of $12,000,000, vesting over four years with an initial vesting date of August 25,
2025;
•2025 equity award with a notional aggregate value of $4,000,000, comprised of 75% RSUs and 25% PSUs, which were granted at the same time 2025 equity awards were granted to our other executive officers (and subject to the same vesting conditions);
•A cash sign-on bonus of $400,000, paid in two equal installments on his start date and the one-year anniversary of his start date, subject to his continuous service with the Company through each payment date; and

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EXECUTIVE COMPENSATION
•Eligibility to participate in the Company’s Executive Severance Plan, as set out in more detail below in the "Executive
Severance Agreements and Change in Control Benefits," subject to Mr. Yahes’ execution of an effective release of claims in favor of the Company.
In determining the notional aggregate value of Mr. Yahes’ initial equity awards, the HCCC considered that external CFO appointees in our industry and peer group typically receive initial equity grants two to four times larger than competitive CFO annual equity awards. With respect to the equity award to be granted to Mr. Yahes during the typical annual equity award cycle in 2025, the HCCC made 25% of that award PSUs, consistent with the annual equity awards being granted to other executives.
These equity awards were intended to encourage Mr. Yahes to accept our offer of employment, while also providing a performance-based incentive to align Mr. Yahes’ interests more closely with those of our stockholders and our other executives.
RECENT FISCAL YEAR 2026 COMPENSATION DECISIONS
In February 2026, the HCCC conducted its annual executive compensation review and made determinations for fiscal year 2026 for our continuing executive officers. In making these determinations, the HCCC considered, among other factors, feedback from our stockholders, including in response to our 2025 Say-on-Pay vote as described above, a competitive analysis of market data of our compensation peer group companies provided by Semler Brossy, the recommendations of our CEO, other than with respect to his own compensation, and other factors described below under the “Factors Used in Determining Executive
Compensation” section below. Determinations of note included:
•No base salary increases for any executive officers;
•Increasing the performance component of annual equity awards for our executive officers from 25% PSUs and 75% RSUs to 50% PSUs and 50% RSUs;
•Increasing the PSU maximum payout of our PSU awards to 200% of target to align with peer practice, while simultaneously increasing the stretch performance targets needed to achieve the higher payout; and
•Changing the vesting schedule for new RSU awards for our executive officers from annual to quarterly installments over a period of four years, subject to continued service through each vesting date. The change to quarterly vesting for our leadership team aligns with market practice, and is expected to improve our ability to attract and retain executive talent in a highly competitive technology market.
OBJECTIVES, PHILOSOPHY AND ELEMENTS OF EXECUTIVE COMPENSATION
Our executive compensation program aims to achieve the following main objectives:
•Attract, retain and reward highly qualified executives;
•Provide incentives that motivate and reward for achievement of our key performance goals that increase stockholder value over the long term;
•Align our executives’ interests with those of our stockholders; and
•Link pay to Company performance.
In 2025, our executive compensation program consisted of the following three principal components, all of which are described in more detail below: base salary, annual performance-based bonuses, and long-term equity incentive compensation. We also offer all of our executive officers the competitive benefits available to all our employees, including medical, dental, vision, group life, disability and accidental death and dismemberment insurance, a 401(k) plan with a matching contribution component, flexible spending and health savings accounts, a mental health program and an employee assistance program.

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EXECUTIVE COMPENSATION

Element of Compensation	Component of Compensation (1)	Objectives	Key Features

Base Salary (fixed cash)	8%	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Generally reviewed annually and determined based on a number of factors including individual performance, market data, scope and complexity of the role. Internal pay parity may also be considered.

Performance Bonus (at-risk cash)	6%	Rewards for attaining key annual corporate performance goals and individual contributions that relate to our key business objectives.
Target bonus amounts are reviewed annually and
determined based upon positions that have similar
impact on the organization and competitive bonus
payouts in our market. Bonus opportunities are
dependent upon achievement of specific corporate
performance objectives, namely total revenue and
Adjusted EBITDA Margin(2), consistent with our
annual operating plan. The HCCC reviews and
approves the selected performance objectives in the
beginning of the year, and actual bonus amounts
earned are determined after the end of the year
based on the achievement of such company
performance objectives.

Long-Term Incentive (at-risk equity)	87%
Rewards for long-term Company
performance; aligns executives’ interests
with stockholder interests and changes in
stockholder value.
Attracts and retains highly qualified
executives and encourages their
continued employment over the long
term.
Time-based vesting equity, in the form of
RSUs, provides some certainty of long-
term value, encouraging retention
especially in volatile markets.
Performance-based equity, in the form of
PSUs under our new PSU program,
directly aligns executive outcomes with
the creation of sustainable long-term
stockholder value.

Equity grants are reviewed and determined annually.
Equity is typically granted for new hires, promotions,
during our annual equity award cycle, or other
special circumstances, such as to encourage
retention, or as a reward for significant achievement.
Individual awards are determined based on a number
of factors, such as role, performance, potential at the
company, market data, unvested equity holdings, and
overall company performance.
Time-based vesting awards typically vest ratably over
four years.
PSUs may be earned based on the attainment of
rigorous performance goals based on total revenue
and Adjusted EBITDA Less SBC Margin(3) that are
designed to hold management accountable for both
short-term and long term financial results and
prudent management of SBC expense and dilution.
PSUs may only vest at the end of a three-year
performance period, and vest based on the average
of the attainment of annual performance goals
established for each of the three years within that
performance period. The three one-year performance
periods incentivize superior performance over the
entire three-year period of the award, as the value
ultimately delivered to the executive under the award
is dependent on the average of performance over the
whole three-year period.

1.Represents the average target total direct compensation for our non-CEO NEOs, comprised of annualized base salaries as of December 31, 2025, target performance bonuses, and the target value of annual long-term incentive awards. This excludes one-time and non-recurring compensation, including Mr.
Yahes’s new-hire package and Mr. Thé’s retention awards.

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EXECUTIVE COMPENSATION
2.We define Adjusted EBITDA as net income or loss excluding benefits or expenses associated with stock-based compensation, amortization of acquired intangible assets, depreciation, restructurings and reorganizations, interest, income tax, and other non-operating activities, which primarily consist of foreign exchange rate gains or losses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue.
3.We define Adjusted EBITDA Less SBC as net income or loss excluding amortization of acquired intangible assets, depreciation, restructurings and reorganizations, interest, income tax, and other non-operating activities, which primarily consist of foreign exchange rate gains or losses. Unlike Adjusted
EBITDA, benefits or expenses associated with stock-based compensation are included. We define Adjusted EBITDA Less SBC Margin as Adjusted EBITDA
Less SBC as a percentage of total revenue.
The HCCC does not apply a formula or assign relative weightings to specific compensation elements. Instead, the HCCC focuses on providing a competitive mix of short-term and long-term, and cash and non-cash, compensation to our executive officers. We believe these elements provide a compensation package that attracts and retains qualified individuals, links individual performance to Company performance, focuses the efforts of our NEOs and other executive officers on the achievement of both our short-term and long-term objectives and aligns the interests of our executive officers with those of our stockholders.
EXECUTIVE COMPENSATION GOVERNANCE
The table below highlights key governance practices of our executive compensation policies and practices:

Practices We Employ		Practices We Do Not Employ
✓	Pay-for-performance philosophy	x	No guaranteed or minimum bonuses
✓	Majority of NEO compensation is at risk and tied to performance	x	No “single-trigger” change in control payments and benefits
✓	Rigorous performance metrics aligned with stockholder interests	x	No re-pricing of underwater stock options without stockholder approval
✓	Caps on cash and equity incentive payout	x	No excessive risk taking in incentive plan designs
✓	Annual compensation program risk assessment	x	No excise tax gross ups
✓	Engagement of independent compensation consultant	x	No supplemental pension or retirement benefits
✓	Ongoing engagement with our stockholders regarding our compensation policies and practices	x	No strict benchmarking of compensation to a specific percentile of our compensation peer group
✓	Executive compensation clawback policy aligned with SEC and NYSE requirements	x	No short sales, hedging, or pledging of stock ownership positions and transactions involving derivatives of our common stock by employees, officers or directors
✓	Robust executive and director stock ownership guidelines
✓	No or limited perquisites
HOW WE DETERMINE EXECUTIVE COMPENSATION
Role of our HCCC, Management and the Board
The HCCC is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. The HCCC consists solely of independent members of the Board.
The HCCC reviews all compensation paid to our executive officers, including our NEOs. The Chief Executive Officer evaluates and provides to the HCCC performance assessments and compensation recommendations. While the Chief Executive Officer discusses his recommendations for the other executive officers (excluding himself) with the HCCC, he does not participate in the deliberations concerning, or the determination of, his own performance or compensation. The HCCC uses these

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EXECUTIVE COMPENSATION
recommendations as one of several factors in making compensation decisions, and the HCCC’s decisions do not necessarily follow the CEO’s recommendations.
From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the HCCC to make presentations, provide financial or other background information or advice or otherwise participate in the HCCC meetings.
The HCCC meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (i.e., base salary, performance bonus and equity awards) for our executive officers on an annual basis. However, decisions may occur at other times for new hires, promotions or other special circumstances as our HCCC determines appropriate. Our HCCC approves the compensation of our Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of relevant Company performance goals and objectives. The HCCC does not delegate authority to approve executive officer compensation. The HCCC does not maintain a formal policy regarding the timing of equity awards to our executive officers. Instead, the HCCC has historically followed the practice of reviewing and approving executive officer compensation in the spring of each fiscal year.
Role of our Compensation Consultant
The HCCC has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel or other advisors, to assist in the evaluation of executive officer and director compensation. For 2025, the HCCC engaged Semler Brossy to advise on our executive and non-employee director compensation program peer group used to inform executive and non-employee director compensation decisions, review our equity usage, review our executive severance benefits and executive separation practices, and report on other executive compensation-related developments and trends.
When considering matters that bear upon the adviser’s independence, the HCCC will consider factors prescribed by the SEC and NYSE. After review and consultation with Semler Brossy, our HCCC determined there is no conflict of interest resulting from retaining Semler Brossy pursuant to applicable SEC and NYSE rules.
Role of our Compensation Peer Group
The HCCC works with Semler Brossy to develop a meaningful compensation peer group of companies to understand competitive market compensation practices. The compensation peer group is annually reviewed and updated as necessary.
The following selection criteria were considered when developing the compensation peer group:
•Publicly traded companies on major US exchanges with a focus on application software, entertainment, interactive media, internet services, and infrastructure and systems software;
•Companies within a reasonable range of our size, defined as one-third to three times our revenue and market capitalization;
•High-growth companies defined as having revenue growth greater than or equal to 15%; and
•Companies that share similar talent, operational, and/or business characteristics.

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For 2025, the HCCC determined the existing peer group continued to provide a robust and stable set of market comparisons that were a business and financial fit for the Company, and that no changes to the peer group were warranted. The following companies represent the peer group we used in assessing compensation competitiveness for 2025:

Alteryx*	Elastic N.V. (ESTC)	Snap (SNAP)
ANSYS*	Electronic Arts (EA)	Splunk*
AppLovin (APP)	MongoDB (MDB)	Take-Two (TTWO)
Atlassian (TEAM)	Okta (OKTA)	The Trade Desk (TTD)
Autodesk (ADSK)	Procore (PCOR)	Twilio (TWLO)
DocuSign (DOCU)	Roblox (RBLX)	UiPath (PATH)
Dropbox (DBX)	Samsara (IOT)
*Following acquisitions, Alteryx, Inc., ANSYS, Inc. and Splunk Inc. are no longer publicly traded as of March 2024, July 2025, and March 2024, respectively.
The HCCC does not benchmark any pay elements or target total compensation to a specific percentile, or establish compensation based solely on a review of competitive data. However, the HCCC believes market data is a meaningful input to our compensation policies and practices in order to attract and retain qualified executive officers. When making its compensation decisions, the HCCC also reviews industry-based market pay survey data in the absence of relevant peer group data for specific executive roles.
FACTORS USED IN DETERMINING EXECUTIVE COMPENSATION
Our HCCC sets the compensation of our executive officers at levels they determine to be competitive and appropriate, using their professional experience and judgment. Initial pay recommendations are informed by a methodical review of market and performance, including reference to executive benchmarks. The HCCC believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. The HCCC makes compensation decisions after consideration of several factors, including:
•Company performance and existing and anticipated business needs;
•Each executive officer’s individual performance, scope of job function and the critical skill set of each to the Company’s future performance;
•The need to attract new talent to our executive team and retain existing talent in a highly competitive industry and in a highly specialized field;
•A range of market data reference points, as described above under “How We Determine Executive Compensation”;
•The role of appropriate succession planning for key positions; and
•Feedback from our stockholders.
While we do not maintain a formal policy regarding internal pay parity, it may be considered as a factor by the HCCC when determining executive compensation.
FISCAL YEAR 2025 EXECUTIVE COMPENSATION PROGRAM
Typically, the HCCC reviews executive compensation in the first quarter of the year. In 2025, our annual compensation cycle was reviewed and approved in March 2025. The Board and the HCCC believe our 2025 executive compensation program appropriately supported our strategic goals during a pivotal year.

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Base Salary (fixed cash)
The HCCC determined the 2025 base salary of each of our NEOs after considering a competitive analysis of market data of our compensation peer group, internal pay equity, individual performance, the recommendations of our CEO, other than with respect to his own base salary, and other factors described in “Factors Used in Determining Executive Compensation” above.
Accordingly, in March 2025, the HCCC increased the base salaries of each of our then-current NEOs, other than our CEO.
The table below sets forth the annual base salary for our NEOs for 2025.

Executive	Base Salary ($)	Percentage Increase from Fiscal 2024 Base Salary (%)

Matthew Bromberg(1)	850,000	—
Jarrod Yahes(2)	525,000	N/A
Alexander Blum	555,000	5.7
Anirma Gupta	507,500	3.6
Felix Thé	450,000	5.9
1.The HCCC determined that Mr. Bromberg’s current base salary remained competitive in the market, and therefore, no adjustment was necessary.
2.Mr. Yahes joined the Company effective January 1, 2025. Please see above under “New CFO Compensation” for a detailed description of how the HCCC set the initial base salary for Mr. Yahes.
Performance Bonuses (at-risk cash)
Cash Incentive Bonus Plan
Our Cash Incentive Bonus Plan is designed to reward our executives for achieving key financial objectives that drive Company success and align with stockholder interests. To be eligible to earn a bonus, participants must be employed by us on the date the bonus is paid.
2025 Performance Framework
•For 2025, the HCCC introduced an individual performance component for NEOs, other than our CEO, to balance our focus on Company performance with executive leadership and accountability in their respective areas of responsibility. Under the
Cash Incentive Bonus Plan, the individual performance component is capped at 100% of target. Partial or poor performance would result in an individual performance component of 0%. The 2025 bonus performance components were as follows:
▪75% of their annual target bonus opportunity was based on attainment of Company performance goals;
▪25% of their annual target bonus opportunity was based on attainment of individual financial and strategic goals
(equally weighted) as follows:
•direct expenses and fiscal responsibility (target budgets) of the NEO’s function;
•leadership and reinforcement of Unity’s values and culture; and
•succession planning.
This structure was adopted to continue to incentivize our executives to deliver on the Company’s financial goals while also driving execution against important functional and strategic priorities within their specific purview.
•CEO Bonus Structure: To ensure maximum alignment with stockholder interests, Mr. Bromberg’s annual target cash bonus opportunity continued to be based entirely on attainment of Company performance goals.

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Company Performance Metrics
The HCCC selected total revenue and Adjusted EBITDA Margin as the Company performance metrics for 2025. Adjusted
EBITDA Margin again served as the gating metric for any payout under the program, underscoring our continued commitment to achieving profitable growth while driving top-line revenue expansion. The Adjusted EBITDA Margin gate for 2025 was set at
21.5%, such that if the Company did not achieve an Adjusted EBITDA Margin of at least 21.5%, no bonuses would be paid under the plan regardless of revenue results.
In establishing the 2025 total revenue and Adjusted EBITDA Margin targets, the HCCC sought to balance incentivizing the growth of the business with the effort and impact associated with the transition of senior leadership and the strategic transformation of the business. The revenue target of $1,841 million and the Adjusted EBITDA Margin gate of 21.5% were both above the previous year’s actual attainment and would require a return to growth, following a period of declining revenues, and disciplined cost management, while simultaneously implementing a comprehensive organizational restructuring, which the
HCCC determined would be challenging to achieve.
Below is the attainment matrix for determining executive bonuses under the Cash Incentive Bonus Plan. If revenue attainment is between the levels specified, the bonus payout earned is determined using linear interpolation. Total revenue below the $1,771 million threshold would result in zero payout.

	2025 Total Revenue
	Revenue Attainment	$ (1000s)	Y/Y Growth	Bonus Attainment
Max	104%	$1,911	+5%	150%
Target	100%	$1,841	2%	100%
Threshold	96%	$1,771	-2%	50%
0% Bonus Attainment if 2025 Adjusted EBITDA Margin is below 21.5% (regardless of revenue attainment)

Cash Incentive Bonus Plan Payout
Corporate Performance
For the corporate financial goals, in 2025, the Company achieved an Adjusted EBITDA Margin of 22.1%, exceeding the Adjusted
EBITDA Margin gate of 21.5%, and total revenue of $1,849 million, which was above the pre-established target level of performance. This resulted in bonus attainment of 106% in respect of the corporate metric. This was the first time in three years that the bonus payout thresholds were met.
Individual Performance
For Messrs. Yahes, Blum and Thé, the HCCC evaluated their actual level of achievement of the pre-established financial and strategic goals discussed above, and determined that each of them successfully met or exceeded their 2025 operating budget targets, demonstrated the cultural leadership behaviors required for the Company’s strategic stabilization and established their succession plans, as required. Based on this evaluation and the performance assessments and recommendations provided by our CEO, the HCCC determined that these goals had been achieved in full (100% attainment) by each executive.
As a result, the HCCC approved 2025 bonus payments to Messrs. Bromberg, Yahes, Blum, and Thé as set forth in the table below. Ms. Gupta was not eligible to receive a payout under the Cash Incentive Bonus Plan as she ceased to be the CLO in
November 2025.

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Executive	Target (% of salary)	Target ($)	Company Achievement (1)	Individual Achievement (1)	Achievement (1)	Actual Earned ($)

Matthew Bromberg	100%	850,000	106%	—%	106%	904,400
Jarrod Yahes	75%	393,750	106%	100%	105%	412,650
Alexander Blum(2)	75%	410,702	106%	100%	105%	430,416
Anirma Gupta(3)	75%	377,389	N/A	N/A	N/A	N/A
Felix Thé(2)	60%	266,301	106%	100%	105%	279,084
1.    For Mr. Bromberg, the 2025 annual cash bonus payout was based 100% on overall Company performance. For all other NEOs, the bonus payout was calculated additively, based on two independently weighted components: 75% tied to Company performance and 25% tied to individual performance.
2.  Target cash amounts shown are pro-rated for salary increases throughout the year for Messrs. Blum and Thé and Ms. Gupta.
3.  Ms. Gupta was not eligible to receive payment pursuant to the Cash Incentive Bonus Plan due to her exit as Chief Legal Officer. For additional detail, please see the section below titled “Agreements with Our Named Executive Officers—Resignation and Transition Agreement with Ms. Gupta.”
Long-Term Incentive (at-risk equity)
Our equity incentive program serves as a long-term incentive and retention tool for our executives. Awards under the program represent the most significant component of our executive compensation program and reflect the value we place on our executives’ contributions to the Company. Equity incentive awards focus the efforts of our executive officers on the achievement of long-term objectives and align the interests of our executive officers with those of our stockholders.
Historically, the vast majority of equity compensation awarded to our executive officers has been in the form of time-based vesting awards, typically in the form of stock options and RSUs vesting in installments over four years. In 2025, consistent with competitive market practices and following engagement with our stockholders, we incorporated PSUs into our executive compensation program.
In March 2025, the HCCC granted RSUs and PSUs as part of the regular annual equity award cycle to each of our then-current
NEOs, other than Mr. Thé, whose compensation was structured to reflect his then-focused leadership of a specific business unit’s product and technology initiatives. In making these awards, for each executive, the HCCC reviewed the factors described under “Factors Used in Determining Executive Compensation” above and a competitive market analysis prepared by Semler
Brossy, as well as the recommendations of the CEO with respect to executives other than himself. Mr. Yahes’ initial and 2025 annual equity awards were made pursuant to the terms of his offer letter, discussed in more detail under “New CFO
Compensation.” In April and December 2025, the HCCC approved additional grants of RSUs to Mr. Thé for his critical importance to our long-term growth strategy in the artificial intelligence and machine learning space.
Two Phase Performance-Based Long-Term Incentive Program Redesign
The HCCC redesigned our long-term incentive program in 2025 to introduce performance-based vesting awards as a meaningful and increasing component of long-term incentive compensation, while implementing the change in phases to support leadership stability during a period of executive transition. This redesign addresses feedback received from our stockholders regarding the importance of performance-based equity, aligns our program more closely with the practices of our peer group and reinforces our commitment to linking executive compensation with long-term stockholder value creation.
Given the significant executive leadership changes in 2024 and the importance of maintaining leadership stability during a period of strategic transformation, the HCCC implemented the redesigned long-term incentive program in two phases as follows:

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•Phase 1 (Fiscal 2025) — Annual equity awards consisting of 75% RSUs and 25% PSUs: For 2025, PSUs represent
25% of the target annual award value, with the remaining 75% delivered in time-vesting RSUs. This mix also facilitated the transition from the Company’s prior four-year installment vesting to a three-year, 100% cliff vesting structure, as discussed below. The maximum number of PSUs that may be earned upon vesting is 150% of the target number of PSUs awarded.
•Phase 2 (Fiscal 2026) — Annual and promotion equity awards consisting of 50% RSUs and 50% PSUs: Beginning in
2026, the HCCC increased the proportion of PSUs relative to RSUs to 50% PSUs and 50% RSUs for annual equity awards to further emphasize performance-based compensation. The HCCC also expanded this performance-based framework to promotion awards so that when leaders advance into senior roles, a significant portion of their compensation remains directly tied to the Company’s performance. In addition, the maximum number of PSUs that may be earned upon vesting was increased from 150% to 200% of target, reflecting the increased proportion of long-term compensation tied to performance and further incentivizing executives to deliver financial outperformance.
PSU Structure and Terms
Key components of the 2025 PSUs are as follows:
•Three-Year 100% Cliff Vest: To reinforce accountability for sustained long-term performance, no portion of a PSU award vests until the final certification of performance following the conclusion of the overall three-year performance period. This structure aligns executive incentives with the successful execution of the Company’s strategic transformation and ensures executives are rewarded only if the Company delivers sustained improvements in financial and operating performance over time.
•Annual Goal Setting Across Three Performance Periods: The PSUs utilize three distinct annual performance periods within the overall three-year performance period. Establishing performance targets annually allows the HCCC to maintain rigorous and relevant goals in high-volatility markets where three-year forecasts may quickly become less meaningful, while also reflecting the Company’s evolving operating priorities during its strategic transformation under a new executive leadership team. At the same time, the three-year cliff vesting structure maintains strong long-term alignment, as the final payout is based on the average performance achieved across the whole three-year period, and helps avoid potential windfall payouts from targets set several years in advance.
•Consistent Performance Metrics Aligned with Strategic Priorities: The HCCC selected total revenue and Adjusted
EBITDA Less SBC Margin as the performance metrics for the PSUs, and these metrics are expected to remain consistent across all three annual performance periods. The HCCC believes these measures best align executive incentives with the
Company’s strategic priorities by encouraging durable revenue growth, improved operating efficiency and disciplined management of SBC expense and its dilutive impact on stockholders.
The 2025 PSUs are subject to a three-year overall performance period beginning on January 1, 2025 and ending on December
31, 2027, and which are comprised of three one-year performance periods, each covering one-third of the target number of
PSUs granted. For each one-year performance period, the HCCC will establish performance goals relating to the Company’s total revenue and Adjusted EBITDA Less SBC Margin, with 75% of the target PSUs subject to achievement of the revenue goal and 25% of the target PSUs subject to achievement of the Adjusted EBITDA Less SBC Margin goal. Each performance goal, as measured over the applicable one-year performance period, may be attained at a rate between 0% and 150% (the
“Performance Attainment Factor”).
The number of PSUs eligible to vest will be determined based on the average of the Performance Attainment Factors for each year of the overall three-year performance period for each of the performance goals multiplied by the target number of PSUs allocated to such performance goal, subject to a maximum of 150% of the target PSUs granted. The PSUs will vest upon the
HCCC’s final certification of the achievement of the performance goals following the completion of the three-year performance period, subject to the executive’s continued employment through such date.

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RSU and PSU Awards Granted in 2025
The following table sets forth the RSUs and PSUs granted to each NEO in 2025:

NEO	% of Awards as RSUs	Number of RSUs (#)	% of Awards as PSUs	Number of PSUs (#)	Grant Type
Matthew Bromberg(1)	75%	319,829	25%	106,609	Annual
Jarrod Yahes(1)(2)	100%	538,116	—%	—	New Hire
	75%	130,264	25%	43,421	Annual
Alexander Blum(1)	75%	225,000	25%	75,000	Annual
Anirma Gupta(1)	75%	150,000	25%	50,000	Annual
Felix Thé(3)	100%	150,000	—%	—	Annual
	100%	150,000	—%	—	Retention
	100%	62,500	—%	—	Retention
1.Messrs. Bromberg, Yahes and Blum and Ms. Gupta were each granted an annual award consisting of 75% RSUs and 25% PSUs. The annual RSU awards granted to our NEOs in 2025 vest over approximately four years with 25% of the RSUs vesting each year beginning on November 25, 2025, subject to their continuous service through each such vesting date. For the 2025 PSUs, the number of shares set forth in the table above represents the target number of shares eligible to be earned and subsequently eligible to vest upon achievement of target performance on both the total revenue metric (weighted 75%) and the Adjusted EBITDA Less SBC Margin metric (weighted 25%) averaged across the three-year performance period. For a comprehensive discussion of the
2025 PSUs, please see the section titled “Long-Term Incentive (at-risk equity)” above.
2.For Mr. Yahes, his new-hire RSU award vests over approximately four years with 12.5% of the RSUs vesting on August 25, 2025 and 6.25% of the RSUs vesting quarterly thereafter, subject to continuous service through each such vesting date.
3.For Mr. Thé, his retention award of 150,000 RSUs vests over approximately four years with 25% of the RSUs vesting each year beginning on November 25,
2025 and his retention award of 62,500 vests over approximately four years with 6.25% of the RSUs vesting on February 25, 2026 and 6.25% of the RSUs vesting quarterly thereafter, in each case subject to his continuous service through each such vesting date.

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PSUs Awarded in 2025 — 2025 Performance Period - Metrics and Attainment
The 2025 PSUs are subject to a three-year performance period beginning on January 1, 2025 and ending on December 31,
2027, which comprises three one-year performance periods, the first of which is the 2025 calendar year.
In March 2025, the HCCC established the following performance targets for the 2025 performance period of PSUs awarded in
2025:
In 2025, the Company achieved total revenue of $1,849.6 million, representing a 106% attainment, and Adjusted EBITDA Less
SBC Margin of 1.55%, representing a 101% attainment. Based on such achievement, and in accordance with the attainment matrices outlined above, in February 2026 the HCCC certified a weighted average Performance Attainment Factor of 104.75%
for the first (2025) performance period. The number of PSUs earned and subsequently eligible to vest, if any, will be determined in the first quarter of 2028, based on the average of the weighted average annual Performance Attainment Factors across all three years of the performance period of the award. No PSUs will vest until such time, and vesting is subject to the executive’s continued employment through such date.
Vesting of Performance Stock Options in 2025 (PSOs)
In May 2024 and July 2024, in connection with the appointments of Mr. Bromberg and Mr. Blum as our President and Chief
Executive Officer and Senior Vice President, Corporate Development, respectively, the HCCC approved PSOs covering
1,000,000 shares, for Mr. Bromberg, and 340,000 shares, for Mr. Blum. The PSO structure was developed in collaboration with
Semler Brossy to emphasize sustained stockholder value creation and leadership continuity.
Mr. Bromberg’s PSO is divided into four vesting tranches, each representing 25% of the total shares subject to the PSO, and vests based on the achievement of two criteria: a continued service requirement and the satisfaction of specific stock price hurdles ($35, $50, $60 and $75) during the six-year performance period from May 15, 2024 to May 15, 2030. Mr. Blum’s PSO is divided into two vesting tranches, each representing 50% of the total shares subject to the PSO, and vests based on the achievement of two criteria: a continued service requirement and the satisfaction of specific stock price hurdles ($35 and $50)

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during the four-year performance period from July 8, 2024 to July 8, 2028. The stock price hurdle for a particular vesting tranche will be satisfied if during the applicable performance period, the volume-weighted average trading price of the Company’s common stock on the NYSE equals or exceeds the applicable stock price hurdle for such vesting tranche for a period of 60 consecutive calendar days. On September 5, 2025, the first tranche of each of Mr. Bromberg’s and Mr. Blum’s PSOs vested following achievement of the $35 price hurdle.
OTHER COMPENSATION POLICIES AND INFORMATION
Employee Benefits and Perquisites
We provide employee benefits to all eligible employees in the United States, including our NEOs. These benefits include medical, dental, vision, group life, disability and accidental death and dismemberment insurance, a 401(k) plan with a matching contribution component, flexible spending and health savings accounts, a mental health program and an employee assistance program. We do not generally provide other retirement benefits or other perquisites or personal benefits to our NEOs. However, we pay the premiums for life, disability, and accidental death and dismemberment insurance for all of our employees, including our NEOs.
In addition, eligible employees, including our NEOs, may voluntarily enroll in our 2020 ESPP and receive an option to purchase shares at a discount using payroll deductions accumulated during the prior six-month period. Purchase dates under the 2020
ESPP are generally the last trading day in August and February. Our 2020 ESPP has been suspended, effective as of March 2,
2026.
Stock Ownership and Holding Guidelines
Our Board believes that our directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. Accordingly, our Board has adopted Stock Ownership and Holding
Guidelines under which our directors and our executive officers are expected to achieve specified ownership levels within five years after they become a director or executive officer (the “Initial Period”) and to hold at least such minimum value of stock while they remain a director or executive officer. The ownership amounts under the guidelines are set forth in the table below.

Covered Individual	Outright Holding Amount
Non-Employee Directors	Shares with a value of $400,000
Chief Executive Officer	Shares with a value of 5x base salary
Other Officers	Shares with a value of 3x base salary
In connection with Mr. Bromberg’s appointment as President and Chief Executive Officer, he was granted an RSU award which vests in four equal annual installments over a four-year period, with 25% of the RSUs vesting on May 15, 2025, and an additional 25% vesting on each anniversary of the grant date thereafter, subject to his continuous service. Pursuant to his offer letter, Mr. Bromberg is required to hold at least 50% of the vested RSUs (net after any applicable sales to cover taxes) for one year from each applicable vesting date, further underscoring the alignment of his interests with those of our stockholders.
During any period in which a director or executive officer does not meet the ownership guidelines, following the Initial Period, he or she will be required to retain at least 50% of the shares of Company common stock acquired (which will be calculated based on net shares after taxes) through the vesting of equity awards, until such time as he or she achieves the applicable ownership guideline amount. Unvested equity awards and unexercised stock options do not count toward meeting the stock ownership guidelines.
As of December 31, 2025, based on the closing price of our common stock on that date, all of our directors and officers who have served for more than the Initial Period have achieved the applicable level of ownership in our guidelines.

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Clawback Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief
Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002.
We have an Executive Clawback Policy that complies with the Dodd-Frank Wall Street Reform and Consumer Protection Act as
required by the SEC, and with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder and Section 303A.14 of the NYSE Listed Company Manual. Pursuant to the Executive Clawback Policy, if the Company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under federal securities laws, the Company must recoup the full amount of incentive compensation received by a current or former executive officer, including our principal accounting officer, during the three completed fiscal years preceding the date on which a restatement is required
(other than the fiscal years completed prior to the effective date of the Executive Clawback Policy) that exceeds the amount of incentive compensation that would have been received had such amount been determined based on the accounting restatement. The HCCC has sole discretion to determine how to seek recoupment under the policy and may forgo recoupment if it determines recoupment to be impracticable as described in the Executive Clawback Policy. The policy applies to incentive compensation received on or after October 2, 2023.
Insider Trading, Anti-Hedging and Anti-Pledging Policy
For a summary of our prohibitions on hedging and pledging of Company stock by directors, officers, and other employees, please see the section above entitled, “Corporate Governance—Restrictions on Transactions Involving Our Securities.”
Equity Award Grant Practices
From time to time, the Company has granted stock options to certain senior-level employees, including NEOs. The Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual employee option grants, if any, in the first quarter of each year, which annual grants are typically approved at a regularly scheduled meeting of the HCCC.
Non-employee directors do not receive options. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features.
The HCCC does not grant equity awards in anticipation of the release of material nonpublic information, nor does it take material nonpublic information into account when determining the timing and terms of equity awards. Unity has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for 2025.
Tax and Accounting Implications
Under ASC 718, we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Under Section 162(m) of the Code, compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. The HCCC has not previously taken the deductibility limit imposed by Section 162(m) into consideration in determining executive compensation. The HCCC looks at other factors in making its decisions and retains the flexibility to provide compensation for our NEOs in a manner consistent with the goals of our executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not tax deductible by us due to the deduction limit under Section 162(m).
Compensation Risk Assessment
The HCCC, in consultation with Semler Brossy, conducts an annual review of our compensation programs, policies and practices for our employees, to assess the risks associated with such programs, policies and practices. Based upon this risk assessment, the HCCC concluded that our compensation programs, policies or practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

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HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT
The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Human Capital and
Compensation Committee recommended to our Board of Directors that this Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2025.
Human Capital and Compensation Committee of the Board of Directors
•Barry Schuler (Chair)
•Shlomo Dovrat
•Keisha Smith
The material in this report shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Exchange Act, or
(iv) subject to the liabilities of Section 18 of the Exchange Act. The report shall not be deemed incorporated by reference into any of our other filings under the
Exchange Act or the Securities Act, except to the extent the Company specifically incorporates the report by reference into such filing.

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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table shows for the years ended December 31, 2025, December 31, 2024 and December 31, 2023 compensation awarded to or paid to, or earned by, the NEOs.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation(4) ($)	Total ($)

Matthew Bromberg President and Chief Executive Officer(5)	2025	850,034	—	8,784,631	—	904,400	35,178	10,574,243
	2024	534,541	2,000,000	23,186,911	26,425,700	—	—	52,147,152
Jarrod Yahes Senior Vice President, Chief Financial Officer(5)	2025	525,021	200,000	15,669,382	—	412,650	12,428	16,819,481
Alexander Blum Senior Vice President, Chief Operating Officer(5)	2025	547,522	25,000	6,180,000	—	430,416	16,985	7,199,923
	2024	239,528	—	8,307,318	2,750,100	—	—	11,296,946
Anirma Gupta Former Senior Vice President, Chief Legal Officer and Corporate Secretary(5)	2025	503,146	—	9,199,735	5,443,514	—	55,552	15,201,947
	2024	437,518	—	3,900,276	—	—	11,600	4,349,394
	2023	352,514	—	2,797,135	1,199,801	—	13,200	4,362,650
Felix Thé Senior Vice President, Chief AI Officer and Product and Technology, Grow(5)	2025	443,768	—	9,381,125	—	279,084	49,960	10,153,937
	2024	379,050	—	3,045,485	—	—	9,162	3,433,697
1.Represents cash bonuses paid to certain NEOs as described in "Compensation Discussion and Analysis" above. Mr. Blum was originally awarded a $100,000 sign-on bonus in connection with his hiring in July 2024, which was to be paid six months from his hire date. However, when he received a base salary increase in connection with his promotion in November 2024, we reduced the value of the sign-on bonus to $25,000, to be paid six months from his original hire date, provided he was employed at the payment date. The cash bonus was earned and paid in February 2025.
2.The amounts disclosed represent the aggregate grant date fair value of the RSUs and PSUs granted to our NEOs during 2025 under our 2020 Stock Plan, computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718 (“ASC 718”), with PSUs represented at probable performance levels as of the grant date. Because the annual performance targets for the 2025 PSUs are set at the start of each single-year performance period, only one annual tranche of 2025 PSUs (representing one-third of the total target number of PSUs) is considered granted in 2025 under ASC
718  and included in the Stock Awards Column. The assumptions used in calculating the grant date fair value of the RSUs and PSUs reported in the Stock
Awards and Option Awards columns are set forth in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 11, 2026. These amounts do not reflect the actual economic value that will be realized by our NEOs upon the vesting of the RSUs or PSUs or the sale of any common stock acquired under such RSUs or PSUs. For Ms. Gupta, the value in these columns for 2025 also includes (i) $5,443,514 of incremental stock-based compensation expense the Company recognized in connection with the modification of her stock option awards and (ii) $5,079,735 of incremental stock-based compensation expense the Company recognized in connection with the modification of her RSU awards, each as described under “Resignation and Transition Agreement with Anirma Gupta” below. Such amount reflects our calculation of the value of the modification of her awards, in accordance with ASC 718, and does not necessarily correspond to the actual value that may ultimately be realized by her. The probable and maximum performance levels of the PSUs granted during the year are further disclosed in the table below. All values in the table below are grant date values, and amounts in columns marked with an asterisk (*) are included in the “Stock Awards” column of the Summary
Compensation Table for fiscal year 2025.

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	Components of Stock Awards		Additional Information
	Restricted Stock Units Value ($)*	Value of Performance Shares – Probable ($)*	Value of Performance Shares – at Maximum ($)
Matthew Bromberg	7,906,173	878,458	1,317,687
Jarrod Yahes	15,311,593	357,789	536,684
Alexander Blum	5,562,000	618,000	927,000
Anirma Gupta	3,708,000	412,000	618,000
3.Represents cash bonuses paid under our Cash Incentive Bonus Plan as described in "Compensation Discussion and Analysis" above.
4.All Other Compensation by Category:

NEO	Company Contribution to Benefit Plans(a)	Life Insurance Premiums	One-Time Vacation & Floating Holiday Payment(b)	Total All Other Compensation
Matthew Bromberg	2,834	1,548	30,796	35,178
Jarrod Yahes	11,600	828	—	12,428
Alexander Blum	—	2,376	14,609	16,985
Anirma Gupta	11,600	1,548	42,404	55,552
Felix Thé	9,570	360	40,030	49,960
a.Represents Company matching contributions made to the 401(k) plan for eligible NEOs. For Mr. Thé, this amount also includes $1,500 in Company matching contributions to his Health Savings Account (HSA).
b.Represents a one-time cash payment of accrued, unused vacation (and, for Mr. Thé, accrued floating holiday) balances. This payout was made to all eligible employees in connection with the Company's transition to a flexible, non-accruing Paid Time Off policy at the beginning of 2025.
5.Messrs. Bromberg and Blum joined the Company in 2024 and Mr. Yahes joined the Company in 2025. Ms. Gupta ceased serving as our CLO and Corporate
Secretary in November 2025 and is currently serving as our Strategic Legal Advisor until her scheduled departure from the Company on May 15, 2026. Mr. Thé
ceased to be an executive officer in March 2025.

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GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2025
The following table shows for the year ended December 31, 2025, certain information regarding grants of plan-based awards to the NEOs.

Name and Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Future Payouts Under Equity Incentive Plan Awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlyin g Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)

Matthew Bromberg
Annual PSU (4)	3/4/25	—	—	—	17,768	35,536	53,304	—	—	—	878,458
Annual RSU	3/4/25	—	—	—	—	—	—	319,829	—	—	7,906,173
Cash Bonus		425,000	850,000	1,275,000	—	—	—	—	—	—	—
Jarrod Yahes
New Hire RSU	1/1/25	—	—	—	—	—	—	538,116	—	—	12,091,467
Annual PSU (4)	3/4/25	—	—	—	7,237	14,474	21,711	—	—	—	357,789
Annual RSU	3/4/25	—	—	—	—	—	—	130,264	—	—	3,220,126
Cash Bonus		196,875	393,750	541,406	—	—	—	—	—	—	—
Alexander Blum
Annual PSU (4)	3/4/25	—	—	—	12,500	25,000	37,500	—	—	—	618,000
Annual RSU	3/4/25	—	—	—	—	—	—	225,000	—	—	5,562,000
Cash Bonus		205,351	410,702	564,715	—	—	—	—	—	—	—
Anirma Gupta
Annual PSU (4)	3/4/25	—	—	—	8,333	16,667	25,000	—	—	—	412,000
Annual RSU	3/4/25	—	—	—	—	—	—	150,000	—	—	3,708,000
Modified Option	11/23/22	—	—	—	—	—	—	—	—	—	5,018,507
Modified Option	11/27/23	—	—	—	—	—	—	—	—	—	425,007
Modified RSU	11/23/22	—	—	—	—	—	—	—	—	—	1,708,285
Modified RSU	8/19/24	—	—	—	—	—	—	—	—	—	1,874,075
Modified RSU	3/4/25	—	—	—	—	—	—	—	—	—	1,497,375
Cash Bonus		188,694	377,389	518,909	—	—	—	—	—	—	—

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Name and Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Future Payouts Under Equity Incentive Plan Awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlyin g Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)

Felix Thé
Annual RSU	3/4/25	—	—	—	—	—	—	150,000	—	—	3,708,000
Retention RSU	4/21/25	—	—	—	—	—	—	150,000	—	—	2,887,500
Retention RSU	12/16/25	—	—	—	—	—	—	62,500	—	—	2,785,625
Cash Bonus		133,151	266,301	366,164	—	—	—	—	—	—	—
1.These columns set forth the threshold, target, and maximum annual cash bonus amounts that could be earned by each NEO under the Cash Incentive Bonus
Plan. The target annual cash bonus opportunities set forth in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards—Target” column were set as a percentage of each NEO’s base salary earned for 2025. The threshold annual cash bonus opportunities set forth in the “Estimated Possible Payouts
Under Non-Equity Incentive Plan Awards—Threshold” represent amounts that the NEOs would have received if the Adjusted EBITDA gate had been met and the revenue target was achieved at minimum and individual performance factors were achieved at 0%. The maximum annual cash bonuses opportunities set forth in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards—Maximum” column represent 137.5% of the target cash bonus opportunities.
The dollar value of the actual bonus award earned for 2025 for each NEO is set forth in the Summary Compensation Table above. As such, the amounts set forth in these columns do not represent either additional or actual compensation earned by the NEOs for 2025. For a description of the Cash Incentive Bonus
Plan, see “Compensation Discussion and Analysis—Fiscal Year 2025 Executive Compensation Program—Cash Incentive Bonus Plan” above.
2.Amounts in the “Estimated Possible Future Payouts Under Equity Incentive Plan Awards” columns relate to estimated payout opportunities of the first of three annual tranches of the PSUs granted on March 4, 2025. The amounts shown in the Threshold column reflect the PSUs if the minimum revenue metric and
Adjusted EBITDA Less SBC Margin metric are met and are 50% of the amounts shown under the Target column. The amounts shown in the Target column reflect the PSUs that would be earned if the revenue metric and Adjusted EBITDA Less SBC Margin metric are satisfied at target. The amounts shown in the
Maximum column reflect the PSUs if the maximum revenue metric and Adjusted EBITDA Less SBC Margin metric are met and are 150% of the amounts shown under the Target column. The PSUs will vest upon the HCCC’s final certification of the achievement of performance goals following the completion of the three-
year performance period, subject to continued service to us. The PSUs are discussed more fully in “Compensation Discussion and Analysis—Fiscal Year 2025
Executive Compensation Program—PSU Structure and Terms” above.
3.The amounts reported in this column represent the (a) aggregate grant date fair value of RSUs or PSUs granted to each such officer during the fiscal year ended
December 31, 2025 under our 2020 Plan computed in accordance with ASC 718, with PSUs represented at probable performance levels as of the grant date, and (b) in the case of Ms. Gupta, the incremental stock-based compensation expense the Company recognized in connection with the modification of her equity awards pursuant to the terms of her resignation and transition agreement, as described under “Agreements With Our Named Executive Officers—Resignation
and Transition Agreement with Anirma Gupta.” These amounts reflect our calculation of the value of these awards, in accordance with ASC 718, and do not necessarily correspond to the actual value that may ultimately be realized by our NEOs. For Ms. Gupta, the value in this column also represents incremental stock-based compensation expense the Company recognized in connection with the continued vesting of her equity awards.
4.Because the annual performance targets for the 2025 PSUs are set at the start of each single-year performance period, the amount represents the first of three portions of the PSUs granted on March 4, 2025, consistent with the requirements of  ASC 718,  for which the grant date fair value was established on March 4,
2025. The shares earned from these awards are scheduled to vest in the first quarter of 2028.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR 2025 YEAR-END
The following table shows for the year ended December 31, 2025, certain information regarding outstanding equity awards at year end for our NEOs.

Name	Grant Date	Vesting Commenceme nt Date	Total Number of Shares Subject to the Award at Grant Date	Option Awards(1)					Stock Awards(2)
				Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price Per Share ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3) (#)

Matthew Bromberg	5/15/2024(4)	5/15/2024	1,000,000	255,000	625,000	—	$22.38	5/15/2034	—	—	—	—
	5/15/2024(5)	5/15/2024	1,000,000	250,000	—	750,000	$22.38	5/15/2034	—	—	—	—
	5/15/2024(6)	5/15/2024	1,036,055	—	—	—	—	—	777,042	34,321,945	—	—
	3/4/2025(7)	11/25/2024	319,829	—	—	—	—	—	239,872	10,595,146	—	—
	3/4/2025(8)	3/4/2025	106,609	—	—	—	—	—			53,304	2,354,438
Jarrod Yahes	1/1/2025(9)	1/1/2025	538,116	—	—	—	—	—	448,431	19,807,197	—	—
	3/4/2025(7)	11/25/2024	130,264	—	—	—	—	—	97,698	4,315,321	—	—
	3/4/2025(8)	3/4/2025	43,421	—	—	—	—	—	—	—	21,711	958,975
Alexander Blum	7/8/2024(5)	7/8/2024	340,000	170,000	—	170,000	$16.15	7/8/2034	—	—	—	—
	7/8/2024(6)	7/8/2024	437,572	—	—	—	—	—	300,831	13,287,705	—	—
	11/1/2024(10)	11/1/2024	59,555	—	—	—	—	—	44,667	1,972,941	—	—
	11/1/2024(11)	11/1/2024	39,703	10,752	28,951	—	$20.83	11/1/2034	—	—	—	—
	3/4/2025(7)	11/25/2024	225,000	—	—	—	—	—	168,750	7,453,688	—	—
	3/4/2025(8)	3/4/2025	75,000	—	—	—	—	—	—	—	37,500	1,656,375
Anirma Gupta	11/23/2022(12)	11/23/2022	342,257	7,130	78,437	—	$36.17	11/23/2032	—	—	—	—
	11/23/2022(6)	11/23/2022	342,257	—	—	—	—	—	85,565	3,779,406	—	—
	11/27/2023(13)	11/22/2023	66,291	—	33,146	—	$28.13	11/27/2033	—	—	—	—
	11/27/2023(13)	11/22/2023	99,436	—	—	—	—	—	49,718	2,196,044	—	—
	8/19/2024(14)	2/25/2024	187,734	—	—	—	—	—	140,801	6,219,180	—	—
	3/4/2025(7)	11/25/2024	150,000	—	—	—	—	—	112,500	4,969,125	—	—
	3/4/2025(8)	3/4/2025	50,000	—	—	—	—	—	—	—	25,000	1,104,250
Felix Thé	3/13/2019(15)	N/A	6,769	2,838	—	—	$8.95	3/12/2029	—	—	—	—
	11/18/2019(15)	N/A	21,396	17,544	—	—	$15.26	11/17/2029	—	—	—	—
	3/6/2020(15)	N/A	18,750	18,750	—	—	$17.67	3/5/2030	—	—	—	—
	3/2/2021(15)	N/A	11,307	11,307	—	—	$108.10	3/2/2031	—	—	—	—
	12/2/2021(11)	10/18/2021	4,500	4,500	—	—	$152.34	12/2/2031	—	—	—	—
	3/4/2022(11)	3/4/2022	28,974	28,974	—	—	$89.01	3/4/2032	—	—	—	—
	10/20/2022(10)	8/1/2022	87,989	—	—	—	—	—	16,498	728,717	—	—
	3/7/2023(11)	3/7/2023	34,532	23,740	10,792	—	$29.33	3/7/2033	—	—	—	—
	3/7/2023(10)	3/7/2023	34,532	—	—	—	—	—	10,792	476,683	—	—
	10/17/2023(13)	10/1/2023	67,500	—	—	—	—	—	33,750	1,490,738	—	—
	12/5/2023(10)	11/22/2023	67,911	—	—	—	—	—	33,956	1,499,837	—	—
	7/3/2024(10)	7/1/2024	193,610	—	—	—	—	—	145,208	6,413,837	—	—
	3/4/2025(7)	11/25/2024	150,000	—	—	—	—	—	112,500	4,969,125	—	—
	4/21/2025(7)	11/25/2024	150,000	—	—	—	—	—	112,500	4,969,125	—	—
	12/16/2025(10)	11/25/2025	62,500	—	—	—	—	—	62,500	2,760,625	—	—
1.All of the option awards were granted under the 2009 Stock Plan, 2019 Stock Plan, or the 2020 Plan, and are subject to continued service through each vesting date, unless otherwise noted, and to acceleration of vesting upon certain events as further described below under “—Potential Payments Upon
Termination or Change in Control.”

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2.All RSUs and PSUs were granted under the 2020 Plan, and are subject to continued service through each vesting date, unless otherwise noted, and to acceleration of vesting upon certain events as further described below under “—Potential Payments Upon Termination or Change in Control.”
3.Calculated using $44.17, which was the closing price of our common stock on December 31, 2025.
4.The total shares subject to this award vest over a period of four years, with 25% of the total shares subject to the award vesting on the one-year anniversary of the vesting commencement date and an additional 6.25% of the total shares subject to the award vest quarterly thereafter, subject to continued service through each vesting date.
5.Represents the number of shares eligible to vest with respect to the PSOs assuming achievement of each of the stock price goals. Actual number of shares eligible to vest may be less than the amount reported in this column. The PSOs will vest on the first date upon which both the stock price requirement and the time-based service requirement are satisfied. On September 5, 2025, the stock price hurdle for the first vesting tranche was satisfied after the volume weighted average trading price of the Company’s common stock exceeded $35.00 for a period of 60 consecutive calendar days. The number of PSOs earned was
250,000 for Mr. Bromberg and 170,000 for Mr. Blum.
6.The total shares subject to this award shall vest over a period of four years with 25% of the total shares subject to the award vesting on the first Quarterly
Installment Date that occurs at least one year after the vesting commencement date and 6.25% of the total shares subject to the award vest upon each subsequent Quarterly Installment Date thereafter, subject to continued service through each vesting date. The “Quarterly Installment Dates” are each of
February 25th, May 25th, August 25th and November 25th of a given calendar year.
7.The total shares subject to this award shall vest over a period of four years with 25% of the total shares subject to the award vesting each year beginning on
November 25, 2025, subject to continued service through each vesting date.
8.Represents unearned shares under the PSU awards granted on March 4, 2025. Based on guidance provided by the SEC, for purposes of reporting awards in the Outstanding Equity Awards at 2025 Fiscal Year End table, the number of shares for each award has been presented based on the next higher performance measure that exceeds actual performance as of 2025 year end. The amounts shown include only shares equal to the one-third of the award for which performance targets have been established. The PSUs will vest upon the HCCC’s final certification of the achievement of the performance goals following the completion of the three-year performance period, subject to the executive’s continued employment through such date. In February 2026, the HCCC certified a weighted average Performance Attainment Factor of 104.75% for the first year (2025) of the performance period. See “—PSU Structure and Terms” for more information on the 2025 PSUs.
9.The total shares subject to this award shall vest over a period of four years with 12.5% of the total shares subject to the award vesting on the first Quarterly
Installment Date that occurs at least six months after the vesting commencement date and 6.25% of the total shares subject to the award vest upon each subsequent Quarterly Installment Date thereafter, subject to continued service through each vesting date.
10.The total shares subject to this award shall vest over a period of four years with 6.25% of the total shares subject to the award vesting on the first Quarterly
Installment Date that occurs at least 1 month after the vesting commencement date and 6.25% of the total shares subject to the award vest upon each subsequent Quarterly Installment Date thereafter, subject to continued service through each vesting date.
11.The total shares subject to this award will vest over a period of four years with 1/48th of the total shares vesting on the one-month anniversary of the vesting commencement date and 1/48 of the total shares subject to the award vesting monthly thereafter, subject to continued service through each vesting date.
Award subject to acceleration upon death.
12.The total shares subject to this award vest over a period of four years, with 25% of the total shares subject to the award vesting on the one-year anniversary of the vesting commencement date and an additional 1/48th of the total shares subject to the award vesting each month thereafter, subject to continued service through each vesting date.
13.The total shares subject to this award shall vest over a period of four years with 25% of the total shares subject to the award vesting each year beginning on
May 25, 2024, subject to continued service through each vesting date. This award is subject to acceleration upon death.
14.The total shares subject to this award shall vest over a period of four years with 25% of the total shares subject to the award vesting each year beginning on
February 25, 2025, subject to continued service through each vesting date.
15.Fully vested.

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OPTIONS EXERCISED AND STOCK VESTED IN 2025
The following table shows for the year ended December 31, 2025, certain information regarding options exercised and stock vested for the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Matthew Bromberg	120,000	2,118,516	338,970	8,699,931
Jarrod Yahes	—	—	122,251	4,939,129
Alexander Blum	—	—	207,879	8,239,990
Anirma Gupta	289,835	4,158,443	243,258	7,114,856
Felix Thé	—	—	196,255	6,660,093
1.The value realized on exercise is based on the difference between the closing market price of our common stock on the date of exercise and the applicable exercise price of those options multiplied by the number of shares underlying the options.
2.The value realized on vesting is based on the number of shares of our common stock underlying the RSU awards that vested multiplied by the closing market price of our common stock on the vesting date.
PENSION BENEFITS
Other than with respect to our 401(k) plan, our U.S. employees, including our U.S.-based NEOs, do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.
NONQUALIFIED DEFERRED COMPENSATION
During 2025, our U.S. employees, including our NEOs, did not contribute to, or earn any amounts with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.
AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS
We have entered into offer letters with each of our NEOs setting forth the terms and conditions of such executive’s employment with us. The offer letters generally provide for at-will employment and set forth the NEO’s initial base salary and target annual bonus opportunity, along with the grant of an initial new hire equity award and severance payments and benefits as described below as well as pursuant to the Executive Severance Plan (the “Executive Severance Plan”) and the CEO Severance Plan in
the case of Mr. Bromberg. The offer letter for Mr. Yahes is described above under the “New CFO Compensation” section of this proxy statement. Each of our NEOs has executed our standard proprietary information and inventions agreement. We have described below such arrangements that were entered into in 2025 or that are otherwise material to an understanding of 2025 compensation arrangements for our NEOs.
Offer Letter with Matthew Bromberg
In May 2024 we entered into a letter agreement with Mr. Bromberg in connection with his appointment as our President and
Chief Executive Officer. Mr. Bromberg’s offer letter provided that he would be awarded, in 2025, equity awards having a target value of $10,000,000, of which such value would be comprised of at least 50% RSUs. Such awards were made in March 2025.
Resignation and Transition Agreement with Anirma Gupta
On November 6, 2025, we entered into a resignation and transition agreement with Anirma Gupta in connection with her departure as our CLO and from the Company (the “Transition Agreement”). Pursuant to the Transition Agreement, Ms. Gupta
ceased to be our CLO effective November 14, 2025 and will serve as a strategic legal advisor until her employment ends on
May 15, 2026 (the “Transition Period”). Ms. Gupta will continue to receive her base salary and her outstanding equity awards will

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continue to vest during the Transition Period. The Transition Agreement also provided for a customary release of claims by Ms.
Gupta.
In addition, Ms. Gupta is entitled to receive the following benefits on May 15, 2026 (the “Termination Date”):
•An extension of the post-termination exercise period of her vested stock options outstanding on the Termination Date until the earliest to occur of (i) three years following the Termination Date, (ii) the applicable expiration date of the applicable award, or (iii) such earlier date as provided for under the applicable equity plan, subject to certain conditions described in the Transition Agreement.
•A lump sum cash payment in the amount of $253,750, less applicable state and federal payroll deductions, which is equal to twenty-six weeks of her base salary, payable within 30 business days following the Termination Date.
•A lump sum cash payment in the amount of $380,625, less applicable state and federal payroll deductions, in lieu of a
2025 bonus under the Cash Incentive Bonus Plan, payable at the same time as 2025 bonuses are paid to the Company’s senior executives generally, but in no event later than March 15, 2026.
•A lump sum cash payment in the amount of $17,780, less applicable taxes and withholdings, which represents a payment equal to the equivalent of six months’ payment for health care continuation costs under COBRA, payable within 30 business days following the Termination Date.
Executive Severance Agreements and Change in Control Benefits
Our executive severance plans provide for severance payments and/or benefits in the event of certain qualifying terminations or in connection with a “change in control,” in lieu of any such payments or benefits otherwise provided in an employment agreement, offer letter or equity award agreement. The “change in control period” for each of the executive severance plans begins three months prior to a change in control (as defined in our 2019 Stock Plan) and ending on the one-year anniversary of a change in control. In 2025, Mr. Bromberg, Mr. Blum, Mr. Yahes and, prior to November 14, 2025, Ms. Gupta, were eligible to participate in our executive severance plans.
In early 2026, following the transition of our former CLO, we conducted an independent review of our executive severance benefits and executive separation practices. Going forward, the Company does not intend to provide separation benefits for terminations of executive employment classified as voluntary exits, consistent with market best practices, and will provide severance benefits in accordance with our Executive Severance Plan for terminations of executive employment classified as involuntary exits. We will continue to provide clear, robust disclosure regarding the circumstances of executive departures and the specific rationale for any associated payments.

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Each of our executive severance plans and the benefits provided thereunder are set forth below:

Severance Plan	Benefits if Qualified Termination Event is Not In Connection with Change in Control(1)	Benefits if Qualified Termination Event is in Connection with Change in Control(1)
CEO Severance Plan(2)
Must be employed for at least 6 months to receive
the following benefits:
•12 month acceleration of time-based awards
(and applies only to the performance option if
a price hurdle is met)
•12 months base salary
•100% of target bonus
•12 months COBRA

•Full acceleration of:
▪all unvested RSU and time-based and
performance options (regardless of
whether price hurdle is met)
▪all unvested PSUs, based on the
actual share count where performance
is certified, and Performance
Attainment Factors of 100% where
performance is not yet certified
•12 months base salary
•100% of target bonus
•12 months COBRA

Executive Severance Plan (NEOs other than the CEO)(2)
Must be employed for at least 12 months to receive
the following benefits:
•No acceleration
•6 months of base salary
•100% of target bonus, prorated for days of
service during the year of termination
•6 months COBRA

Must be employed for at least 12 months to receive
the following benefits:
•Full acceleration of all unvested equity awards
with time-based vesting and performance
conditions deemed satisfied at target
•12 months base salary
•100% of target bonus
•12 months COBRA

1.In the event of a termination for any reason, NEOs will receive any earned but unpaid salary, unpaid expense reimbursements, accrued but unused vacation or leave entitlement, and any vested benefits under any of our employee benefit plans. In the event of a Qualified Termination Event (as defined in each severance plan)—which is generally a termination other than for cause (as defined in each severance plan), death or disability, or a resignation for good reason
—the NEO is entitled to the amounts set forth in the table.
2.In the event that any payment or benefit payable to a participant would result in the imposition of excise taxes under the “golden parachute” provisions of
Section 280G of the Internal Revenue Code of 1986, as amended, then such payments and benefits will be reduced (but not below zero) to the extent necessary so that no portion of the benefits will be subject to the excise tax; provided, however, that if the post-tax amount would result in a higher amount than if the reduction occurred, then no such reduction will occur.
Additionally, the vesting of the 2025 PSUs will be accelerated upon the executive’s Qualified Termination Event (as defined in the Company’s Executive Severance Plan) within three months prior to or one year following a change in control of the
Company.

65 à Unity Software à 2026 Proxy Statement

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
As of December 31, 2025, each of our then-serving NEOs were eligible for severance benefits pursuant to, the applicable
Executive Severance Plan, as defined and further described above under “Agreements with Our Named Executive Officers—
Executive Severance Agreements and Change in Control Benefits.” In addition, each of our NEOs hold equity awards that are subject to the terms of the equity incentive plan and award agreement thereunder under which such awards were granted. The following table presents information concerning estimated payments and benefits that would be provided in the circumstances described above for each of the NEOs serving as NEO as of the end of the year ending December 31, 2025. For a description of the amounts Ms. Gupta is eligible to receive in connection with her separation from the Company, please see “Agreements with Our Named Executive Officers” above. The payments and benefits set forth below are estimated assuming that the termination or change in control event occurred on the last business day of the year ending December 31, 2025 using the closing market price of our common stock on that date. Actual payments and benefits could be different if such events were to occur on any other date or at any other price or if any other assumptions are used to estimate potential payments and benefits.

	Qualified Termination Event in Connection with a Change in Control(1)				Qualified Termination Event Not in Connection with a Change in Control(1)				Death or Disability, as applicable ($)(2)

Name	Cash Severance ($)(3)	Employer Paid Contributions to Health Insurance ($)(4)	Equity Acceleration ($)(5)	Total ($)	Cash Severance ($)(3)	Employer Paid Contributions to Health Insurance ($)(4)	Equity Acceleration ($)(5)	Total ($)	Equity Acceleration ($)(2)

Matthew Bromberg	1,700,000	28,404	79,587,261	81,315,665	1,700,000	28,404	14,633,960	16,362,364	63,244,761
Jarrod Yahes	—	—	1,917,906	1,917,906	—	—	—	—	13,979,165
Alexander Blum	971,250	20,705	26,702,801	27,694,756	693,750	10,353	—	704,103	26,702,801
Anirma Gupta(6)	—	—	—	—	634,375	17,780	—	652,155	—
Felix Thé	720,000	28,752	23,468,839	24,217,591	495,000	14,376	—	509,376	23,468,839
1.A “Qualified Termination Event” is generally a termination other than for Cause (as defined in the relevant severance plan), death or disability, or a resignation for
Good Reason (as defined in the relevant severance plan). Such event that occurs within three months prior or the twelve months following a change in control is considered occurring “in connection with” such change in control for purposes of each of the NEO’s severance benefits listed above. For Messrs. Bromberg,
Blum, and Thé, any awards not so assumed, continued or substituted for in connection with a change in control are accelerated and vest in full immediately prior to a change in control. Mr. Yahes was not entitled to any severance benefits at year end under the Executive Severance Plan because he had not yet been employed for one year, however he was entitled to (i) accelerated vesting of the PSUs upon (i) a Qualified Termination Event occurring in connection with a change in control of the Company and (ii) a termination due to death or disability, each provided pursuant to the terms of the 2025 PSU award agreement.
2.Represents full acceleration of all unvested time-based equity awards upon death of a NEO who has provided service to the Company for 1 year, or 50%
acceleration if less than 1 year, pursuant to the terms of the applicable award documentation provided to NEOs under the 2020 Stock Plan, 2019 Stock Plan or
2009 Stock Plan, as applicable, in the event of termination due to death, except with respect to Mr. Bromberg’s option and PSO awards. With respect to Mr.
Bromberg’s time-based options, he receives 12 months of acceleration in the event of death or disability, and with respect to Mr. Bromberg’s PSO, any shares belonging to a vesting tranche for which the applicable stock price hurdle was achieved prior to the termination date due to death or disability, in each case, with respect to which Mr. Bromberg would have satisfied the applicable continued service requirement had he remained in Continuous Service for 12 months following the termination date, will vest and become exercisable as of such termination date. Per ASC 718, the value of accelerated stock options is the aggregate spread between $44.17, the closing price of our common stock on December 31, 2025, and the exercise prices of the accelerated stock options, if less than $44.17, and the value of accelerated RSU awards is calculated by multiplying the number of shares subject to acceleration by $44.17.  The amount reported in this column also includes the value of all outstanding and unvested PSUs which upon the death of a NEO shall immediately vest based on (i) actual performance with respect to any Performance Period for which the applicable Performance Attainment Factors have been certified by the HCCC as of the date of death, and (ii) Target Performance with respect to any Performance Period for which the Performance Attainment Factors have not been so certified. The amount reported in this column does not include any value with respect to the acceleration of outstanding PSOs, for which the applicable vesting conditions would not have been satisfied assuming a termination due to death as of December 31, 2025. Upon the termination of a NEO’s service due to his or her death, with respect to any PSO vesting tranche for which the applicable stock price hurdle has been achieved, but for which the continued service requirement has not been satisfied, prior to the termination date, the continued service requirement will be deemed satisfied as of the termination date in full, for a NEO who has

66 à Unity Software à 2026 Proxy Statement

EXECUTIVE COMPENSATION
provided service to the Company for 1 year, or at 50% for a NEO who has provided service to the Company for less than 1 year, pursuant to the terms of the
PSO Agreements under the 2020 Plan. All other PSOs will be forfeited.
3.Represents (i) 12 months of base salary and 100% of the participant’s annual target bonus in effect immediately prior to termination in connection with a Change in Control; and 6 months of base salary and the participant’s annual target bonus in effect immediately prior to termination, prorated for the days of service provided in the year of termination for Mr. Blum and Mr. Thé, and (ii) 12 months of base salary and 100% of his annual bonus target in effect immediately prior to the termination in either scenario for Mr. Bromberg. Mr. Yahes was not entitled to any severance benefits at year end under the Executive Severance Plan because he had not yet been employed for one year.
4.Represents (i) 12 months of employer-paid contributions to health insurance in a Change in Control, and 6 months absent a Change in Control, for Mr. Blum and
Mr. Thé, and (ii) 12 months in either scenario for Mr. Bromberg. Mr. Yahes was not entitled to any severance benefits under the executive Severance Plan at year end because he had not yet been employed for one year.
5.Represents (i) accelerated vesting of 100% of the then-outstanding equity awards in connection with a Change in Control and no acceleration absent a Change in Control for Mr. Blum and Mr. Thé, and (ii) accelerated vesting of 100% of the then-outstanding equity awards in connection with a Change in Control, absent a
Change in Control, 12 months accelerated vesting of the then-outstanding time-based awards and no acceleration for the PSOs for which the performance conditions had not yet been met for Mr. Bromberg. Per SEC rules, the value of accelerated stock options (including PSOs) is the aggregate spread between
$44.17, the closing price of our common stock on December 31, 2025, and the exercise prices of the accelerated stock options, if less than $44.17, and the value of accelerated RSU awards is calculated by multiplying the number of shares subject to acceleration by $44.17. The amount reported in this column does include any value with respect to the acceleration of outstanding PSOs, for which the applicable vesting conditions would not have been satisfied assuming a
Qualified Termination Event in connection with a Change in Control as of December 31, 2025 (and a per-share transaction price of $44.17).
6.Represents the amounts Ms. Gupta will receive on May 15, 2026 pursuant to her Transition Agreement, as described above in the section titled “Resignation and Transition Agreement with Anirma Gupta.” Ms. Gupta is entitled to an extension of the post-termination exercise period of her vested stock options outstanding on the Termination Date until the earliest to occur of (i) three years following the Termination Date, (ii) the applicable expiration date of the applicable award, or (iii) such earlier date as provided for under the applicable equity plan, subject to certain conditions described in the Transition Agreement.
CEO PAY RATIO
In accordance with SEC rules, the Company is providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees (the “Ratio”).
For 2025, the annual total compensation of our CEO, as reported in the “2025 Summary Compensation Table,” is $10,574,243.
The median of the annual total compensation of all our employees is $147,818. Therefore, the Ratio calculated in accordance with Item 402(u) of Regulation S-K is approximately 72 to 1. In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with SEC executive compensation disclosure rules. This calculation is the same calculation used to determine the total compensation for purposes of the “2025 Summary Compensation
Table” with respect to each of our NEOs.
Identification of Median Employee
In 2025 we continued to reduce our employee workforce and wind down certain non-strategic businesses. Given these circumstances, we selected a new median employee. We identified the new median employee this fiscal year using the same methodology we used to identify last year’s median employee.
•We collected compensation data from our human resources system of record for 1,020 U.S. employees and 3,012 non-
U.S. employees, excluding our CEO, whether employed on a full-time or part-time basis as of December 31, 2025.
•We applied an exchange rate used in our human resources system of record as of December 31, 2025, to convert all international currencies into U.S. dollars.
•We used target total compensation as of December 31, 2025, as our consistently applied compensation measure. Target total compensation consists of (1) the applicable annual base salary level in effect as of December 31, 2025 and (2) the annual target cash incentive bonus or commission amount payable for service in 2025, and (3) the grant value of equity compensation awarded in 2025.
Comparability
The Ratio presented above is a reasonable estimate calculated in a manner consistent with SEC rules based on our human resources system of record. Since the SEC rules for identifying the median employee and calculating the pay ratio allow

67 à Unity Software à 2026 Proxy Statement

EXECUTIVE COMPENSATION
companies to use different methodologies, exceptions, estimates and assumptions, the pay ratio reported by other companies may not be comparable to the pay ratio presented above.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our
NEOs and certain financial performance of the Company. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in “Compensation Discussion and Analysis”
above. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis” above.

Pay vs. Performance Disclosure(1)
	Summary Compensation Table Total for PEO(2) ($)			Compensation Actually Paid for PEO(3) ($)					Value of Fixed $100 Investment Based On:		(in thousands)
Year	Riccitiello	Whitehurst	Bromberg	Riccitiello	Whitehurst	Bromberg	Average Summary Compens ation Table Total for Non-PEO NEOs(4) ($)	Average Compensatio n Actually Paid for Non-PEO NEOs(5) ($)	TSR(6) ($)	S&P 500 Tech(7) ($)	Net Income (Loss)(8) ($)	Revenue (9) ($)
(a)	(b)			(c)			(d)	(e)	(f)	(g)	(h)	(i)
2025	—	—	10,574,243	—	—	64,717,402	12,343,822	25,998,243	29	198	(401,493)	1,849,648
2024	—	5,507,666	52,147,152	—	2,022,686	53,028,703	9,758,994	(10,681,297)	15	160	(664,287)	1,813,255
2023	27,130,731	6,194,881	—	13,547,993	8,432,881	—	9,064,060	18,648,904	27	118	(826,322)	2,187,317
2022	11,805,430	—	—	(213,136,090)	—	—	21,787,435	(3,571,284)	19	76	(919,488)	1,391,024
2021	12,501,471	—	—	(17,400,715)	—	—	17,015,624	10,716,783	93	106	(532,607)	1,110,526
*Total Shareholder Return is shown as “TSR” in the table above.
1.John Riccitiello served as our principal executive officer (“PEO”) from 2020 until October 2023. James Whitehurst served as our PEO from October 2023 to May 2024. Matthew Bromberg has served as our PEO since May 2024. Our PEO(s) and our non-PEO NEOs for each of the applicable years were as follows:

Year	PEO	Non-PEO NEOs
2025	Matthew Bromberg	Jarrod Yahes, Alexander Blum, Anirma Gupta, Felix Thé
2024	James Whitehurst; Matthew Bromberg	Mark Barrysmith, Luis Visoso, Alexander Blum, Anirma Gupta, Felix Thé, Tomer Bar-Zeev, and Marc Whitten
2023	John Riccitiello; James Whitehurst	Luis Visoso, Carol Carpenter, Anirma Gupta, Clive Downie, Tomer Bar-Zeev, and Marc Whitten
2022	John Riccitiello	Luis Visoso, Carol Carpenter, Anirma Gupta, and Marc Whitten
2021	John Riccitiello	Luis Visoso, Kimberly Jabal, Marc Whitten, Ingrid Lestiyo, Ralph Hauwert, and Clive Downie
2. Represents the amount reported for our PEO(s) in the “Total” column of the Summary Compensation Table for each applicable year. Refer to “Executive
Compensation—Summary Compensation Table.”
3. Represents the CAP to Mr. Riccitiello, Mr. Whitehurst, and Mr. Bromberg, respectively, for each applicable year, as computed in accordance with Item
402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Riccitiello, Mr. Whitehurst or Mr.
Bromberg. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Bromberg’s total compensation for 2025 to determine the CAP.

68 à Unity Software à 2026 Proxy Statement

EXECUTIVE COMPENSATION

PEO "CAP" Calculation Detail
Bromberg
2025
SCT Total Compensation	$10,574,243
Aggregate SCT Reported Equity Compensation (-)(a)	$(8,784,631)
Year-End Fair Value of Awards Granted During the FY & Outstanding (+)(b)	$15,527,739
Change in Fair Value of Awards Granted During Previous FYs & Outstanding (+/-)(b)	$39,554,436
Vesting Date Fair Value of Awards Granted & Vested During the Covered FY (+)(b)	$3,404,569
Change in Fair Value of Awards Granted During Previous FYs & Vesting During Covered FY (+/-)(b)(iv)	$4,441,046
CAP	$64,717,402
a.The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the
Summary Compensation Table for 2025.
b.The valuation assumptions used to calculate the fair values did not materially differ from those disclosed at the time of grant.
4.Represents the average of the amounts reported for the Company’s NEOs as a group (excluding the PEOs) (“Non-PEO NEOs”) in the “Total” column of the
Summary Compensation Table for each applicable year.
5.  Represents the average CAP to the Non-PEO NEOs as a group for each applicable year, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the Non-PEO NEOs as a group for 2025 to determine the CAP, using the same methodology described above in Note 3:

Average Non-PEO NEOs CAP Calculation Detail
2025
SCT Total Compensation	$12,343,822
Aggregate SCT Reported Equity Compensation (-)	($11,468,439)
Year-End Fair Value of Awards Granted During the FY & Outstanding (+)	$14,259,180
Change in Fair Value of Awards Granted During Previous FYs & Outstanding (+/-)	$5,934,478
Vesting Date Fair Value of Awards Granted & Vested During the Covered FY (+)	$3,056,600
Change in Fair Value of Awards Granted During Previous FYs & Vesting During Covered FY (+/-)	$1,872,602
Prior FYE Value of Awards Determined to Fail to Meet Vesting Conditions During Covered FY (-)	$0
Value of Dividends Paid not Otherwise Reflected in Fair Value Determination or Total Compensation (+)	$0
CAP	$25,998,243
6.Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
7. Weighted peer group total shareholder return, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 500 Tech Index.
8. The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
9. Total revenue, as reflected in our audited financial statements, was our Company-selected measure for 2025.
Relationship Disclosures
Our HCCC reviews a variety of Company-wide and individual factors to link executive CAP with Company and executive performance. To promote strong pay-for-performance orientation when setting executive pay levels, the HCCC considers the

69 à Unity Software à 2026 Proxy Statement

EXECUTIVE COMPENSATION
Company's absolute and relative TSR, short- and long-term business outlook, including income and revenue growth, and the broader market environment.
The following graphs set forth the relationships between the Company’s cumulative TSR relative to peer comparators, as well as
CAP relative to the Company’s TSR, net income (loss), and revenue over the last five completed fiscal years. Note that the
HCCC assesses target compensation and potentially realizable compensation in addition to CAP to maintain a holistic understanding of executive total compensation packages.

Compensation Actually Paid ("CAP") vs. TSR
(Unity & S&P 500 Tech)
Compensation Actually Paid
$75M
$0M
-$75M
-$150M
-$225M
Total Shareholder Return
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
2025
Year
Compensation Actually Paid for Riccitiello
Average Compensation Actually Paid for Non-PEO NEOs
Compensation Actually Paid for Whitehurst
Compensation Actually Paid for Bromberg
Unity Total Shareholder Return
S&P 500 Tech Sector Total Shareholder Return

CAP vs. Net Income
$75M
$0M
-$75M
-$150M
-$225M
Compensation Actually Paid
$0M
-$250M
-$500M
-$750M
-$1000M
Net Income
2021
2022
2023
2024
2025
Year
Compensation Actually Paid for Riccitiello
Average Compensation Actually Paid for Non-PEO NEOs
Compensation Actually Paid for Whitehurst
Compensation Actually Paid for Bromberg
Net Income

CAP vs. Revenue
Compensation Actually Paid
$75M
$0M
-$75M
-$150M
-$225M
Net Revenue
$2500M
$2000M
$1500M
$1000M
$500M
$0M
2021
2022
2023
2024
2025
Year
Compensation Actually Paid for Riccitiello
Average Compensation Actually Paid for Non-PEO NEOs
Compensation Actually Paid for Whitehurst
Compensation Actually Paid for Bromberg
Revenue

Performance Metrics to Link Executive Compensation Actually Paid with Company Performance
Provided below are the most important measures used to link compensation actually paid with the Company’s performance during the most recently completed fiscal year:
•Adjusted EBITDA Margin;
•Adjusted EBITDA Less SBC Margin; and
•Revenue.
See the “Compensation Discussion and Analysis” above and published in our historical proxy statements for additional detail on executive compensation actions. The compensation value ultimately realized by our NEOs remains subject to significant variation over time, including, for example, as a result of forfeiture of unvested awards prior to vesting or variation in stock price prior to award monetization.

70 à Unity Software à 2026 Proxy Statement

EXECUTIVE COMPENSATION
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

71 à Unity Software à 2026 Proxy Statement
CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS
RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
Our Board adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or, if appropriate, ratification of related person transactions. This policy covers, with certain exceptions set forth in Item
404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our Audit Committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.
CERTAIN RELATED PERSON TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this proxy statement, below we describe transactions since January 1, 2025 and each currently proposed transaction in which:
•We have been or are to be a participant;
•The amounts involved exceeded or will exceed $120,000; and
•Any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable in arm’s-
length transactions.
PIPE TRANSACTION
In July 2022 we entered into an investment agreement (the “Investment Agreement”) with certain entities affiliated with Silver
Lake and Sequoia Capital (collectively, the “PIPE Investors”), which hold more than 5% of our outstanding capital stock and are affiliated with members of our Board, relating to the issuance and sale to the PIPE Investors of $1,000,000,000 in aggregate principal amount of our 2.0% Convertible Senior Notes due 2027 (the “2027 Notes” and such transaction, the “PIPE
Transaction”). The PIPE Transaction closed pursuant to the terms of the Investment Agreement upon the closing of our merger with ironSource in November 2022. The 2027 Notes are governed by an indenture, dated November 8, 2022, between us and
U.S. Bank Trust Company, National Association, as trustee. As of December 31, 2025, there was $1,000,000,000 in aggregate principal amount outstanding and we paid $20,000,000 in interest in 2025.

72 à Unity Software à 2026 Proxy Statement
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for
Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Unity Software Inc. Direct your written request to Investor Relations at ir@unity.com or call 1-866-540-7095. Stockholders who currently receive multiple copies of the
Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered.

73 à Unity Software à 2026 Proxy Statement
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
Rebecca Boyden
Senior Vice President, Chief Legal Officer and Corporate Secretary
Unity Software Inc.
San Francisco, CA
March 27, 2026

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended
December 31, 2025 is available without charge upon written request to: Corporate Secretary, Unity Software
Inc., 116 New Montgomery Street, San Francisco, CA 94105.

SCAN TO
VIEW MATERIALS & VOTE

HOW TO VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/U2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 12, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87916-P45747 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

UNITY SOFTWARE INC.

The Board of Directors recommends you vote FOR ALL the following nominees:

	For All	Withhold All	For All Except
1. To elect each of the Board of Directors' three nominees for director named in the accompanying proxy statement, to serve as a Class III member of the Board of Directors until the 2029 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to their earlier death, resignation or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Matthew Bromberg
02) Keisha Smith
03) James M. Whitehurst

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Your proxy holder will also vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V87917-P45747

UNITY SOFTWARE INC.
Annual Meeting of Stockholders
May 13, 2026 9:00 AM, Pacific Time
This Proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Matthew Bromberg, Jarrod Yahes and Rebecca Boyden, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of UNITY SOFTWARE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 AM, Pacific Time on May 13, 2026 at www.virtualshareholdermeeting.com/U2026, and any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and in their discretion on such other matters as may properly come before said meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE